STATEMENT OF ADDITIONAL INFORMATION

GUINNESS ATKINSONTM FUNDS

Alternative Energy Fund (GAAEX)

ASIA FOCUS FUND (IASMX)

CHINA & HONG KONG FUND (ICHKX)

Global Energy fund (GAGEX)

GLOBAL INNOVATORS FUND

(Institutional Class: GINNX)

(Investor Class: IWIRX)

RENMINBI YUAN & BOND FUND (GARBX)

May 1, 2023, as amended February 1, 2024

This Statement of Additional Information (the “SAI”) is not a prospectus but should be read in conjunction with the current prospectuses dated May 1, 2023 pursuant to which the Funds listed above are offered. This SAI is incorporated by reference in its entirety into the prospectus. The financial statements of the Funds and the report on the audited statement of assets and liabilities of the Funds included in such Funds’ Annual Report for the year ended December 31, 2022 are incorporated by reference in their entirety into this SAI. Please retain this SAI for future reference.

For a free copy of the prospectus or the Funds’ Annual Report, please call toll-free 1-800-915-6565 or visiting the Funds’ website www.gafunds.com.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	1
INVESTMENT OBJECTIVE AND POLICIES	2
ADDITIONAL INVESTMENT STRATEGIES AND RISKS	5
RISK FACTORS AND SPECIAL CONSIDERATIONS	16
INVESTMENT RESTRICTIONS AND POLICIES	33
PORTFOLIO TRANSACTIONS	35
COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION	37
PERFORMANCE INFORMATION	39
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	40
Portfolio Holdings Information	40
TAX MATTERS	41
MANAGEMENT OF THE TRUST	50
THE INVESTMENT ADVISER AND The ADVISORY AGREEMENT	59
PORTFOLIO MANAGERS	61
THE ADMINISTRATOR	63
DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN	64
ADDITIONAL MARKETING AND SUPPORT PAYMENTS	65
DESCRIPTION OF THE FUNDS	66
SHAREHOLDER REPORTS	67
FINANCIAL STATEMENTS	67
Proxy Voting Guidelines	67
GENERAL INFORMATION	68
APPENDIX A	70

-0-

GENERAL INFORMATION AND HISTORY

Guinness Atkinson™ Funds (the “Trust”) was first organized as a Maryland corporation on January 7, 1994 and converted to a Delaware statutory trust (formerly known as a Delaware business trust) on April 28, 1997 as an open-end, series, management investment company. The Trust is registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust comprises eleven separate, series portfolios, each of which has unique investment objectives and strategies. This SAI describes the six separate series portfolios listed on the front page of this SAI, which are operated as mutual funds. Five other series are described in separate SAIs, of which the SmartETFs Advertising & Marketing Technology ETF, SmartETFs Asia Pacific Dividend Builder ETF, SmartETFs Dividend Builder ETF, Smart Transportation & Technology ETF and SmartETFs Sustainable Energy II ETF are operational.

The Equity Funds are:

The Alternative Energy Fund commenced operations on March 31, 2006.

The Asia Focus Fund commenced operations on April 29, 1996.

The China & Hong Kong Fund commenced operations on June 30, 1994.

The Global Energy Fund commenced operations on June 30, 2004.

The Global Innovators Fund commenced operations on December 15, 1998.

The Bond Fund is:

The Renminbi Yuan & Bond Fund commenced operations on June 30, 2011.

Collectively, the six Guinness Atkinson™ Funds are referred to as the Funds.

Share Classes

One Fund, the Global Innovators Fund, offers two classes of shares – Institutional Class shares and Investor Class shares. The remaining Funds currently offer a single undesignated class of shares. Under the multiple share class plan adopted by the Trust, certain class-specific expense items are allocated only to the class to which they relate. As a result, the performance of classes of shares may diverge from each other due to class-specific expenses. No class of shares of a Fund will make payments or be liable for expenses incurred by other classes of shares of the Fund.

Diversification

Except for the Renminbi Yuan & Bond Fund, which is a non-diversified mutual fund, all of the Funds are subject to the diversification requirements under the 1940 Act. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the non-diversified Fund is not required to comply with the above requirement, each Fund intends to diversify its assets to the extent necessary to continue to qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders.

The discussion below regarding each Fund’s investment objectives and policies should be read in conjunction with each Fund’s prospectus. Portfolio management of each Fund is provided by Guinness Atkinson™ Asset Management, Inc., a Delaware corporation with offices at 251 South Lake Avenue, Suite 800, Pasadena, California 91101 (“Guinness Atkinson” or the “Adviser”).

INVESTMENT OBJECTIVE AND POLICIES

General Information about the Funds

The following information concerning the Funds augments the disclosure provided in the Prospectus.

Each Fund’s investment objective is a fundamental policy and may not be changed except by a majority of the outstanding shares (as defined in the 1940 Act) of the Fund.

In addition to the primary investment strategies set forth in the prospectus, each Fund may invest in investment grade debt securities or the unrated equivalent as determined by the Fund’s adviser, and may also invest up to 5% of its net assets in options on equity securities and warrants, including those traded in the over-the-counter markets. Investment grade debt securities are generally considered to be those rated Baa3 or better by Moody’s Investor Services (“Moody’s”) or BBB- or better by Standard & Poor’s Ratings Service (“S&P”).

Temporary Defensive Strategies. When current market, economic, political or other conditions are unsuitable or would impair the pursuit of an investment objective, the Adviser may temporarily invest up to 100% of a Fund’s assets in cash, cash equivalents or high quality short-term money market instruments. When a Fund takes a temporary defensive position, it may not achieve its investment objective. The Funds do not engage in market timing. The Adviser’s philosophy for the funds it manages is that the funds should remain invested and the Funds are managed to be fully invested at all times.

Derivatives. The Funds do not intend to employ leveraging techniques, except that a Fund may use derivatives from time to time when desirable to effectuate its investment strategies. The Funds intend to use foreign currency forward contracts when appropriate and useful to effectuate investments in securities traded on foreign markets. The Funds will not purchase new securities if 5% or more of a Fund’s assets are invested using derivative instruments. All investments using derivative instruments are subject to asset segregation and cover requirements. For more information about foreign currency forward contracts, see “Additional Foreign Currency Considerations” under “Risk Factors and Special Considerations”. The Funds do not use derivatives as a principal investment strategy.

Money Market Instruments. From time to time, each Fund may invest in Money Market Instruments, normally in anticipation of investing cash positions. “Money Market Instruments” are short-term (less than twelve months to maturity) investments, made directly or indirectly (through funds or other “sweep” arrangements) in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by the Trust’s Board of Trustees (the “Board”); and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While each Fund does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, under normal market conditions, no Fund expects to have a substantial portion of its assets invested in Money Market Instruments. Each Fund may use Money Market Instruments without limitation when it applies its temporary defensive strategy.

Foreign Issuers.

The Funds do not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency’s external value, or if the Adviser has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Funds.

Each Fund may invest indirectly in issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Global Depositary Shares (“GDSs”) (collectively, “Depositary Receipts”). Depositary Receipts are certificates evidencing an interest in a pool of securities of a specific issuer held by a bank. In most cases, the certificate evidencing ownership of the facility also includes a conversion component that entitles the holder to obtain the securities. Depositary Receipts are a method to obtain exposure to a specific issuer, normally not a US issuer, without trading in the local market for the issuer’s securities. Depositary receipts may be “sponsored”, in which case the issuer participates with a bank in arranging the facility, or “unsponsored”, in which case the issuer is not involved in arranging the facility and the facility is arranged by a bank or by a third party working with a bank. Unsponsored Depositary Receipts are normally more expensive and less liquid than sponsored Depositary Receipts, and the issuer of stock underlying an unsponsored Depositary Receipt facility does not treat the certificate holders as shareholders for purposes of supplying information about the issuer or its securities.

ADRs are Depositary Receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. In addition, the issuers of the stock underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund’s investment policies, investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts bear the risks associated with their underlying securities as well as risks associated with the Depositary Receipts themselves. Depositary Receipts can be adversely affected by regulatory restrictions or sanctions affecting the stock underlying the Depositary Receipt, for example, when the stock underlying a Depositary Receipt is restricted from trading on an exchange or from being held by investors due to sanctions orders. In that case, the Depositary Receipt may or may not continue to trade and could become illiquid at any time. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Securities in which a Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. To the extent that such securities are illiquid by virtue of the absence of a readily available market, legal, contractual or regulatory restrictions on resale, they will be subject to the Fund’s investment restrictions on illiquid securities, discussed below.

Other Investment Companies. Each Fund may invest in other registered investment companies, including open-end funds, closed-end funds and exchange traded funds (ETFs), subject to applicable limitations under Section 12(d)(1) of the 1940 Act and Rule 12d1-4 thereunder. If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund will be exposed to the investment risks of that other investment company, and the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Generally, a Fund may invest in the securities of another investment company (the “acquired company”) so long as the Fund, immediately after the investment, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of such Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of such Fund) having an aggregate value in excess of 10% of the value of the total assets of the applicable Fund. Generally, a Fund may invest in other investment companies that are money market funds in excess of these limitations.

There can be no assurance that appropriate investment companies will be available for investment. The Funds will not invest in other investment companies unless, in the Adviser’s judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities are generally bonds, notes, preferred stocks, warrants or other securities that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Warrants and Rights. Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date.  Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.  Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value.  The prices of warrants do not necessarily parallel the prices of the underlying securities.

Securities Lending. Each Fund may lend portfolio securities up to 33-1/3% of its total assets. Currently, the Funds are not participating in securities lending arrangements but they may do so. The Funds may lend their portfolio securities to brokers, dealers and other financial institutions, provided that a lending Fund receives cash collateral that at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. government securities or irrevocable letters of credit issued by banks whose securities meet the Funds’ investment standards to be the equivalent of cash. Securities lending involves counterparty risk, including the risk that loaned securities may not be returned and/or a loss of rights in the collateral if the borrower or lending agent defaults. In addition, the Funds bear the risk that income earned may not be sufficient to cover the costs paid, as well as the risk of loss that the investments of the cash collateral received from the borrower decline in value, which does not trigger additional collateral requirements from the Borrower. The Funds will pay a portion of the income earned on a lending transaction to a third party that is unaffiliated with the Fund and that is acting as a “placing broker” and may pay other fees in connection with securities lending programs.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time; (4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the Funds’ investment policies and strategies described in the Prospectus and associated non-principal risks. Each Fund, in pursuing its investment objective, will invest as described below and employ the investment techniques described in the Prospectus and elsewhere in this SAI.

Options and Futures Strategies

Through the writing of call options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Guinness Atkinson TM may at times seek to hedge against a decline in the value of securities included in a Fund’s portfolio or an increase in the price of securities that it plans to purchase for the Fund or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce a Fund’s current return.

A Fund’s ability to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Although no Fund will enter into an option or futures position unless the Adviser believes that a liquid secondary market for such option or futures contract exists, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent that a Fund purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund’s ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, such transactions involve certain risks. No Fund will engage in options and futures transactions for leveraging purposes.

Upon purchasing futures contracts of the type described above, each Fund will maintain in a segregated account with its custodian cash or liquid securities with a value, marked-to-market daily, at least equal to the dollar amount of the Fund’s purchase obligation, reduced by any amount maintained as margin. Similarly, upon writing a call option, each Fund will maintain in a segregated account with its custodian, liquid securities with a value, marked-to-market daily, at least equal to the market value of the underlying contract (but not less than the strike price of the call option) reduced by any amounts maintained as margin.

Writing Covered Call Options on Securities

Call options may be used to anticipate a price increase of a security on a more limited basis than would be possible if the security itself were purchased. Each Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the Adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Each Fund may write covered call options on optionable securities (stocks, bonds, foreign exchange related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. As the writer of the call option, the Fund is obligated to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges).

A Fund will receive a premium from writing a call option, which increases the writer’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Options written by a Fund will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current market price of the underlying securities at the times the options are written. A Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as buy-and-write. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, the Fund’s maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, the Fund’s gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and the Fund may or may not realize a loss.

To the extent that a secondary market is available on the exchanges, the covered call option writer may liquidate the position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

Purchasing Put and Call Options on Securities

Each Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit that it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

Each Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time that it purchased the call option by the premium paid for the call option and by transaction costs.

Purchase and Sale of Options and Futures on Stock Indices

Each Fund may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks. Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices.

A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For example, the China & Hong Kong Fund may invest in Hang Seng Composite Index Futures. No physical delivery of securities is made.

If the Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they ultimately want to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Purchase and Sale of Interest Rate Futures

Each Fund may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

Each Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. No Fund considers purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, a Fund will purchase securities upon termination of the futures contract.

Each Fund may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value to the holder. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund’s short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund’s investments that are being hedged. While a Fund will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

Options on Stock Index Futures Contracts and Interest Rate Futures Contracts

Each Fund may write call options and purchase call and put options on stock index and interest rate futures contracts. Each Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, that the Fund intends to purchase.

Purchase and Sale of Currency Futures Contracts and Related Options

In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell foreign currencies or may deal in forward currency contracts. Each Fund may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

Each Fund will write (sell) only covered call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Each Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, cash equivalents or liquid securities in a segregated account with its custodian. If, at the close of business on any day, the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, cash equivalents or other liquid securities equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

If other methods of providing appropriate cover are developed, each Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as “initial margin” an amount of cash and liquid securities generally equal to from 5% to 10% of the contract amount. Thereafter, subsequent payments (referred to as “variation margin”) are made to and from the broker to reflect changes in the value of the futures contract.

Options on Foreign Currencies

Each Fund may write call options and purchase call and put options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Also, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Each Fund intends to write only covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the Fund’s custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian or with a designated sub-custodian.

Forward Foreign Currency Exchange Contracts

Each Fund may purchase or sell forward foreign currency exchange contracts (“forward contracts”) to attempt to minimize the risk to the Fund from variations in foreign exchange rates. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated. Forward contracts may be standardized and exchange-traded, or customized, individually negotiated and privately traded by currency traders and their customers. Forward contracts may be standardized and exchange-traded, or customized, individually negotiated and privately traded by currency traders and their customers. Forward contracts may also be non-deliverable, which means that the contract specifies a cash payment upon maturity, rather than delivery of the underlying asset. Non-deliverable forward contracts are generally short-term contracts on foreign currencies. Profits or losses on non-deliverable forward contracts are calculated by taking the difference between the agreed upon exchange rate for a foreign currency and the spot rate for the currency at the time of settlement, applied to an agreed upon notional amount of funds established at the outset of the transaction.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security (“transaction hedge”). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (“position hedge”). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated (“cross-hedge”). If a Fund enters into a position hedging transaction, cash not available for investment or liquid securities will be placed in a segregated account in an amount sufficient to cover the Fund’s net liability under such hedging transactions. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund’s commitment with respect to its position hedging transactions. As an alternative to maintaining all or part of the separate account, a Fund may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices would result in lower overall performance for a Fund than if it had not entered into such contracts.

A Fund may also enter into non-deliverable forward contracts when the market for physical settlement of currency is underdeveloped, heavily regulated or highly taxed. A Fund may enter into non-deliverable forward contracts, for example, to gain or mitigate exposure to foreign currencies that are not internationally traded. Non-deliverable forwards may be thinly traded or illiquid or denominated in a currency that is not freely convertible; the market for non-deliverable forward contracts in Renminbi may be considered more speculative than markets for other currencies. Additionally, non-deliverable forwards are subject to many of the risks associated with forward contracts including foreign currency fluctuation risk and the risk that a counterparty will fail to fulfill its obligations when due. A Fund will segregate or earmark liquid assets in an amount equal to the marked to market value of the non-deliverable forward contract on a daily basis. The Fund’s use of non-deliverable forwards as part of its investment strategy or for hedging purposes may not be successful.

Generally, no Fund will enter into a forward foreign currency exchange contract with a term of greater than one year. At the maturity of the contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, no Fund is required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. It also should be realized that this method of protecting the value of a Fund’s portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

Additional Risks of Futures Contracts and Related Options, Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies

The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

In addition, futures contracts in which a Fund may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as “daily price fluctuation limits” or “daily limits.” During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent a Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability. Moreover, there are no limitations on daily price movement in forwards contracts and banks and dealers are not required to continue to make markets in forward contracts. For example, there have been periods during which banks or dealers have refused to quote prices for foreign forward currency contracts or have quoted prices with an unusually wide spread. The imposition of credit controls by foreign governments may also limit the ability of a Fund to trade foreign forward contracts. If a bank or dealer is unable or refuses to perform with respect to the foreign forward contract, the Fund may incur losses.

Options on foreign currencies and forward foreign currency exchange contracts (“forward contracts”) are not traded on contract markets regulated by the Commodity Futures Trading Commission (“CFTC”) and are not currently regulated by the SEC or the CFTC. Rather, forward currency contracts are traded through financial institutions acting as market makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, which are subject to SEC regulation. Options on foreign currencies and forward contracts may also be traded in private transactions not conducted on any exchange, including outside the United States. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

Forward Commitments

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities are typically offered to investors, such as the Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although a Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to a settlement date if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

Regulatory Matters

In connection with its proposed futures and options transactions, each Fund will file with the CFTC a notice of eligibility for exemption (in accordance with Rule 4.5) from the definition of (and therefore from CFTC regulation as) a “commodity pool operator” under the Commodity Exchange Act. A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

The staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies issuing senior securities. However, the staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

(i)	sells futures contracts on an index of securities that correlate with its portfolio securities to offset expected declines in the value of its portfolio securities;

(ii)	writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company’s holding of a corresponding long futures position, by its ownership of portfolio securities that correlate with the underlying stock index, or otherwise;

(iii)	purchases futures contracts, provided the investment company establishes a segregated account (“cash segregated account”) consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

(iv)	writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company’s holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank) requires changes to the permissible exemptions and conditions for reliance on exemptions from registration as a Commodity Pool Operator. The Funds will adopt policies and procedures as necessary to continue to comply with applicable regulations to implement their investment objectives as necessary.

Each Fund will conduct its purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

Repurchase Agreements

Each Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund’s money is invested. The Fund’s risk is limited to the ability of the seller to pay the agreed upon sum upon the delivery date. When a Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, the Adviser will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

Capitalization Size

Each Fund may invest in companies with a range of capitalizations, including small cap (under US$1 billion), mid cap (under US$5 billion) and large cap. As a general rule, investing in small cap or mid cap companies may be more risky than investing in large cap companies. Small cap or mid cap companies tend to rely on more limited product lines and business activities, which make them more susceptible to setbacks or downturns, including arising from supply chain disruptions. Securities of small- or mid-cap companies may be traded less frequently than that of larger companies, which can make them illiquid. Small- or mid-cap companies may have more limited financial resources including access to credit lines and financing arrangements. Securities issued by small- or mid-cap companies may be more volatile. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make a Fund more risky than a fund that only invests in securities of larger capitalization companies.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Funds monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will not make further investments and will reduce its holdings of illiquid investments in an orderly fashion in order to maintain adequate liquidity. The Funds have adopted a liquidity risk management program and procedures to categorize each Fund's investments, identify illiquid securities and ensure that each Fund maintains adequate liquidity.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended, are technically considered “restricted securities,” a Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Adviser will determine the liquidity of Rule 144A securities under the supervision of the Board. The Adviser monitors the liquidity of Rule 144A securities, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

In reaching a liquidity decision, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Infectious Disease Risk.

An outbreak of COVID-19, a highly contagious illness, commenced in 2019 and spread globally. Although vaccines have been developed and are being deployed, these measures have not been uniformly implemented and the COVID-19 pandemic remains ongoing. This outbreak resulted in travel restrictions, including limitations on border crossings, health screenings at points of entry, quarantines, business closures and operating restrictions, supply chain interruptions, layoffs, school closures, disruption of and stress in healthcare delivery, and defaults, resulting in reduced consumer demand for goods and services, disruptions to financial markets and other significant economic impacts, as well as general concern and uncertainty. Further, some local financial markets have been or may be subject to closures, which can be unannounced and of indeterminate length. If a market in which a Fund’s investments trades implements a trading suspension, the Fund’s ability to buy or sell securities in that market will be adversely impacted. The outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in unpredictable ways. Historically, governmental and quasi-governmental authorities and regulators have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including stimulus measures such as direct capital infusions into companies, monetary policy changes, and interest rate adjustments. Capital re-direction to manage consequences of the outbreak may adversely affect governmental, quasi-governmental and corporate balance sheets. Any unexpected change in these policies, or their ineffectiveness, is likely to increase market volatility, which could adversely affect the Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty, although interventions have reduced its current impact. The Covid-19 pandemic has continued to affect economies globally through 2022 as new variants of the virus are detected, although countries have modified their responses to the pandemic, although in some countries, quarantines and business closures continue to have adverse economic impacts. Market disruptions can adversely impact a Fund and its investments.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Concentration Risk

The Alternative Energy Fund will concentrate its investments (that is, invest more than 25% of its total assets) in the following group of industries: solar energy, wind energy, biofuels, hydrogen, geothermal energy, energy efficiency, and hydroelectricity (collectively, “Alternative Energy Companies”). The Fund’s concentration in Alternative Energy Companies may present more risks than would be the case with funds that invest more broadly in numerous industries and sectors of the economy. A downturn in Alternative Energy Companies would have a larger impact on the Fund than on a fund that does not concentrate in these sectors. Alternative Energy Companies can be significantly affected by the supply of and demand for specific products and services, the supply and demand for relevant energy sources, the price of those sources, capital investment, government regulation, world events and economic conditions. Alternative Energy Companies also can be significantly affected by events relating to international political developments, energy conservation, commodity prices, and tax and government regulations. At times, the performance of securities of Alternative Energy Companies will lag the performance of securities of companies in other sectors or the broader market as a whole.

The Renminbi Yuan & Bond Fund can invest in Renminbi-denominated and Yuan-denominated securities from issuers in any sector, region or industry, but the Renminbi Yuan & Bond Fund will concentrate its investments in securities issued by the government of China and its central bank, as well as its agencies, departments and instrumentalities, policy banks (which are the Agricultural Development Bank of China, China Development Bank and The Export-Import Bank of China) and banking and finance companies, as well as other institutions and municipalities engaged in financing economic, trade and transportation projects in connection with governmental or municipal infrastructure investments. The Renminbi Yuan & Bond Fund’s portfolio may be heavily weighted in (i) banking and finance companies, (ii) Chinese companies in other industries in mainland China; and (iii) companies with significant connections to the Chinese economy. Increased inflation or interest rates, or a downturn in the Chinese economy, would have a more substantial adverse impact on the Renminbi Yuan & Bond Fund than on a fund that did not have investments heavily weighted in these sectors. The Adviser intends to broaden the Renminbi Yuan & Bond Fund’s investments among sectors and industries as the market for Renminbi-denominated and Yuan-denominated securities develops further.

Capital Controls and Sanctions Risks

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to government interventions (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies, companies economically tied to foreign countries and related securities and interests (including depositary receipts)) and the imposition of capital controls and/or sanctions, which could include retaliatory actions by one government against another government, seizure of assets, prohibitions on transfers of currency, securities or other assets, import and export restrictions and restrictions on or prohibitions from accessing capital markets (including funding markets) or banking systems. Capital controls and/or sanctions could adversely impact the ability of a Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of Fund investments, adversely affect the trading market and price for Fund shares, or cause a Fund to decline in value.

Ukraine Sanctions. In 2022, in response to Russia’s invasion of Ukraine and other events (primarily cybersecurity related events), economic sanctions were imposed on Russia and individuals, companies and industries economically tied to Russia, by a number of governments, including the United States, EU, and other Western countries. These sanctions are intended to reduce Russia’s ability to continue its invasion of Ukraine and negatively affect the overall Russian economy. The sanctions were imposed by countries unilaterally but countries imposing sanctions have worked in a coordinated fashion to target Russian companies, Russian individuals and the Russian financial, energy and defense sectors, resulting in capital flight, a loss of confidence in Russian securities and debt and in securities of companies economically tied to Russia, and retaliatory bans by Russia that impact non-Russian companies and non-domestic holders of securities listed on Russia’s primary stock exchanges. The impacts of these global coordinated sanctions may have spillover effects in other markets, including in markets listing depositary receipts for companies economically tied to Russia or Russian companies, and may cause other non-sanctioning countries to increase global economic engagement with Russia.

In addition, since Russia’s invasion of Ukraine, many developed market countries have implemented programs to support Ukraine militarily and economically, and to support markets adversely affected by the invasion, especially with respect to commodities. In addition, Russia has created or enhanced political and economic alignments with several countries to support its economy, including China. The impacts of these programs cannot be determined with any certainty.

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally declines. The magnitude of these fluctuations generally will be greater for securities with longer maturities. Changes in global markets and economies, interest rate environments, regulatory interventions and negative interest rate environments can also significantly affect interest rate fluctuations, including in ways that are not always predictable. Although the Funds generally do not hold fixed income securities, dividend stocks may be sensitive to interest rate fluctuations.

Small- and Mid-Cap Issuers

Investors should be aware that investments in small- or mid-cap issuers carry more risk than investments in issuers with market capitalizations greater than $1 billion or $5 billion, respectively. Generally, small- or mid-cap companies rely on limited product lines, financial resources, and business activities that make them more susceptible to setbacks or downturns. In addition, the stock of such companies may be more thinly traded. Accordingly, the performance of small- or mid-cap issuers may be more volatile. Small- and mid-cap issuers may be organized, located or may operate in foreign or emerging market countries or derive a significant portion of their revenues from such countries. In addition, the securities of such issuers may be traded principally on an exchange located in a foreign or emerging market country. The risks of investing in foreign and emerging markets securities are discussed below.

Foreign Securities

Investors should recognize that investing in securities of companies in foreign countries (including emerging market countries) involves certain special considerations and risk factors that are not typically associated with investing in securities of U.S. companies, and these risks apply to direct investment in securities issued in foreign countries or traded on foreign securities markets, and to Depositary Receipts of such companies issued in the United States. The following disclosure augments the information provided in the prospectus.

Economic and Political Risks

The economies of foreign countries may differ unfavorably from the United States economy in such respects as, but not limited to, growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. Further, economies of foreign countries generally may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by the economic conditions of the countries in which they trade, as well as trade barriers, tariffs, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by such countries. U.S. interactions with foreign countries may change, and trade negotiations, trade agreements and tariffs, or announcements about trade negotiations, trade agreements or of tariffs, may adversely impact the value of securities issued by companies located in countries outside the United States.

Many emerging and developing countries have different social, political, and economic stability characteristic as compared to the United States, which can result in political and economic instabilities that may be expressed in the form of (1) high interest rates; (2) high levels of inflation, including hyperinflation; (3) high levels of unemployment; and (4) changes in government economic policies or tax policies, sometimes without notice. Changes in government policies in emerging and developed countries may rapidly affect inflation rates.

With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or a Fund’s investments in those countries. In addition, internal laws and regulations concerning contracts or property may be undeveloped compared to other legal systems, and it may be more difficult to obtain a judgment in a court outside the United States or enforce a foreign judgment (in U.S. or foreign courts).

Securities Market Risks

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange (the “NYSE”). Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of a Fund’s limitations on such purchases. Similarly, volume and liquidity in most foreign bond markets can be substantially less than in the United States, and consequently, volatility of price can be greater than in the United States. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges; however, each Fund will endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

Specific Foreign Country Risks

Investing in companies located in any country subjects a Fund to economic, political, regulatory and social risks specific to that country, including instability. Countries in Europe may be more sensitive to secessionist, independent or nationalist political movements, which could adversely affect their economies and trade relationships. The following risks are presented alphabetically.

EU Risk. The Funds may invest in companies within the European Union, including the France, Germany, Italy, and the Netherlands. Political, social and economic conditions in Europe could affect the value of companies in that region. European financial markets may experience volatility due to concerns about levels of government debt, credit events (which may relate to the entire European Union or specific countries), concerns over unemployment and migration, the impact of Brexit and future of the euro as a common currency, possible restructuring of government debt for some EU members, as well as implementation of fiscal and monetary policies in the European Union. Companies within the EU are likely to be more sensitive to events concerning Brexit. If additional members decide to exit the European Union or stop using the Euro as a currency, the Fund’s investments in companies in the countries within the European Union could be adversely affected.

Risks of Investing in Australia. Investments in Australian issuers are subject to currency and security risks specific to Australia. Australian is heavily dependent on exports from the energy, agricultural and mining sectors. The Australian economy is more sensitive to fluctuations in the commodities markets. Australia is also dependent on trading with key trading partners.

Risks of Investing in Canada. Canada’s economy depends significantly on key trading relationships, including with the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets, including those in the energy sector, and negative changes in commodities’ markets, whether due to changes in demand, market events, regulatory changes or other factors, could adversely impact the Fund’s holdings of securities of Canadian issuers.

Risks of Investing in France. The Fund’s investments in French issuers are subject to legal, currency and security risks specific to France. Brexit is expected to reduce demand for exports from France, which may cause the French economy to experience fluctuations reflecting concerns for an impending economic downturn, reduced demand for French exports, higher unemployment and increasing government debt. France’s economy depends on agricultural exports. France has experienced several incidents of terrorism, resulting in increased and different security demands. These attacks may adversely affect France’s tourism sector.

Risks of Investing in Germany. The Fund’s investments in German issuers may subject the Fund to legal, currency, and security risks specific to Germany. Recently, new concerns have emerged in relation to the economic health of the EU, which have led to downward pressure on the earnings of certain financial institutions, including German financial services companies. Germany has an export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the U.S., the U.K., France, Italy and other European countries. Germany is dependent on the economies of these other countries, and any change in the price or demand for German exports may have an adverse impact on its economy.

Risks of Investing in Italy. The Fund’s investments in Italian issuers subjects the Fund to legal and currency risks specific to Italy. Among other things, Italy’s economy has been characterized by slow growth over the past few decades due to factors such as a high tax rate, rigid labor market and a generous pension system. Recently, the Italian government has experienced significant budget deficits and a high amount of public debt, causing credit agencies to lower Italy’s sovereign debt rating. The Italian economy is also heavily dependent on trade with other European countries.

Risks of Investing in the Netherlands. Investments in Dutch issuers may subject the Fund to legal, regulatory, political, currency, security and economic risk specific to the Netherlands and the countries that use the euro. In addition, because the economy of the Netherlands is export driven, the Netherlands relies heavily on its key trading partners.

Risks of Investing in Sweden. Investments in Swedish issuers are subject to legal, currency and security risks specific to Sweden. Sweden has a highly developed social welfare system and a high percentage of Sweden’s labor force participates in union membership. As a result, Sweden’s economy could be adversely impacted by increased government spending, higher production costs and lower productivity, among other things.

Risks of Investing in the United Kingdom. Investments in UK issuers are subject to currency and security risks specific to the UK. The UK is one of the largest economies in Europe, and the United States and other European countries are substantial trading partners. As a result, the economy of the UK may be impacted by changes to the economic condition of the United States and other European countries. The government of the UK continues to exercise control over sectors of the economy, which could adversely impact economic growth. The UK includes Northern Ireland, which has an economy that is subject to special risks of economic, political and social instability. The UK is subject to special risks concerning Brexit, the withdrawal of the UK from the European Union, which is expected to occur in 2020. The economy of the UK and companies in the UK could be adversely affected by changes in trading and other relationships due to Brexit.

Risks of Investing in Asia

Bangladesh Risks. Bangladesh suffers from a comparatively weak economy due to weak infrastructure, extensive bureaucracy, corruption, lack of transparency in government operations and slowness in their judicial system. Among other things, Bangladesh’s economy is highly dependent on trade, especially in the textile sector. Bangladesh is also vulnerable to natural disasters that have repeatedly resulted in substantial losses to infrastructure, which adversely affects income and capital development.

Hong Kong Risks. Hong Kong is one of the most significant global financial centers. Since 1997, when Great Britain transferred control of Hong Kong to the Chinese mainland government, Hong Kong has been a special administrative district of China but is governed by a regulatory scheme called the “Basic Law” designed to preserve autonomy in most matters (excluding defense and foreign affairs) until 2047. Although China contractually committed that it would not alter Hong Kong's autonomy before 2047, Hong Kong is undergoing a period of political and social unrest, exacerbated by the adoption of a new national security law in June 2020. The law affects the political and legal, but not the economic, structure in Hong Kong, and could undermine business and investor confidence in Hong Kong which could have an adverse effect on the Fund’s investments. In response to the national security law, several countries have indicated they would adjust their relationship with Hong Kong and its citizens, which may affect financial, regulatory and privacy matters. The United States has implemented policy changes to remove Hong Kong's designation of special status, which affects primarily visa and import/export rules (including tariffs). China continues to assert control over activities in Hong Kong in a manner that affects political, economic and legal freedoms for individuals and companies in Hong Kong. If China asserts control over Hong Kong more aggressively, including over business and legal structures, a Fund’s investments in companies economically tied to Hong Kong could be adversely affected.

Indonesia Risks. Indonesia’s political institutions are relatively young and can face internal political challenges. Indonesia’s economy depends heavily on trading relationships with key trading partners, including China, Japan, Singapore and the United States, and tourism. Indonesia has in the past faced politically motivated unrest, including from internal actors, within several of its provinces, and this unrest negatively impacts Indonesia’s domestic economy and stock markets. Indonesia has suffered from acts of terrorism, aimed primarily at foreigners, which negatively affects its tourism sector. Indonesia suffers from domestic economic development problems, such as high unemployment, unequal distribution of resources, infrastructure issues, a reputation for corruption in dealing with both domestic and foreign companies, and a potentially unreliable banking sector. These factors may contribute to a discouraging environment for foreign direct investment in companies in Indonesia, which could adversely impact companies issuing securities in Indonesia.

India Risks. Although India is the 5th largest economy in the world, it is an emerging market country that is developing an open-market economy, and remains periodically more volatile than developed markets. Although India commenced a program of economic liberalization in the early 1990s, which included policies of deregulation, investors in India still face political and legal uncertainties, relatively greater government control over internal economic activity, currency volatility, and the risk of nationalization or expropriation of assets. India has an extensive bureaucracy which makes it difficult to implement economic and legislative changes, and some changes are announced and not implemented, or announced and reversed. In some areas of investment, India still imposes limits on foreign ownership of securities issued by Indian companies, and these limitations can be broadly imposed across all market participants and may apply at different levels in specific industries, which means a Fund may be unable to purchase or sell a position in a particular issuer at market prices. India’s accounting, auditing and financial reporting standards are relatively unsophisticated as compared US standards. In some cases, before a Fund can invest directly in securities of an Indian company traded on an Indian exchange, approvals must be obtained from a range of Indian authorities including the Securities and Exchange Board of India (“SEBI”), the Reserve Bank of India (“RBI”, the central government and the tax authorities (if tax benefits related to the investment will be used by the investor). India has complicated relationships with neighboring countries, including Pakistan, Bangladesh, China and Sri Lanka, based on economic and non-economic factors. India has experienced acts of terrorism and threats of terrorism, which stem from a variety of religious disputes, territorial disputes, and long-standing cultural differences or disputes, and industry-specific concerns relating to defense, security and energy policies. India continues to exercise significant control over economic and government activity.

Japan Risks. In recent years, Japan’s economy has grown slower as compared to other Asian nations and its economic growth rate has been low, including due to natural disasters. Historically, Japan’s economy has been adversely affected by governmental interventions and economic protectionism, changes in its labor markets and fluctuations in its financial services sector and other distressed business sectors. Japan is a small island state with limited access to natural resources and relies on imports for its commodity and materials inputs. Fluctuations or shortages in the commodities markets may adversely impact Japan’s economy and Japanese companies. Japan’s economy may be adversely affected by trade limitations, tariffs, competition from other Asian markets, commodities prices and debt burdens. Japanese companies may be more sensitive to commodity prices, energy prices, and changes in Japan’s labor market as well as export limitations and tariffs.

Malaysia Risks. Malaysia’s economy relies upon trade relationships with key trading partners including the US, China, Japan and Singapore, and is heavily dependent on energy exports. Changes in demand for Malaysian products from these countries would adversely impact Malaysia’s economy. Although Malaysia’s government supports a growth agenda and has relaxed some investment controls, Malaysia imposes currency controls and limitations on foreign investors ownership of shares of Malaysian companies, and in the past, this has included exit levies. Malaysia has experienced periodic political instability which can adversely impact Malaysia’s economy. Changes in trade regulations or currency exchange rates with major trading partners could adversely impact Malaysia’s economy.

New Zealand Risks. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or emerging markets. As an island nation, which is somewhat geographically isolated, New Zealand’s economy generally is tied to commodity exports, principally in agriculture, horticulture, fishing and forestry. Historically, New Zealand has been vulnerable to global slowdowns. New Zealand’s domestic economy is limited and can suffer from skilled labor deficiencies, which are only partially offset due to restrictive immigration policies.

Pakistan Risks. Pakistan is an emerging market economy that depends on exports to key trading partners including the US. Currently, Pakistan’s economy is affected by high interest rates, economic volatility, inflation, currency devaluations, high unemployment, public debt and public spending. Companies in Pakistan are subject to the risks of nationalization, expropriation or confiscatory taxation, security market restrictions, political changes, government regulation or diplomatic developments (including war or terrorist attacks), any of which could affect adversely the value of investments in issuers in Pakistan. Relatively recent economic growth in Pakistan was based on high levels of foreign aid, which may not continue. Government programs to privatize some industries and attract foreign investment were halted and could be reversed. Administrative changes designed to improve certainty for property owners and investors, including an evolving judicial system, have not been well-received. Pakistan has been involved in conflict with India over the disputed Kashmir region for many years and more recently, ethnic, religious and cultural differences have led to terrorism in this area, and in other parts of Pakistan. The ongoing dispute with India could adversely impact Pakistan’s economy if there is a war, or even the threat of war. Both Pakistan and India are nuclear powers. Pakistan also shares borders with Iran and Afghanistan.

Philippines Risks. Philippines is an emerging markets economy that depends on relationships with key trading partners including China, Japan and the US, as well as business process outsourcing and technology exports. Reduced demand from these partners would adversely affect the Philippines’ economy. The Philippines internal economy is challenged by challenged by debt and historic disfavored public enterprises, which are being modified. The Philippines also faces political risks based on location, and internal risks based on corruption.

South Korea Risks. South Korea’s economy is sensitive to changes in international trade, and could be adversely affected if there is a downturn in export markets globally. Substantial political tensions exist between North Korea and South Korea. South Korea’s economy and South Korean companies would be adversely affected by increases in tension between North Korea and South Korea, or an outbreak of hostilities, or the threat of an outbreak.

Sri Lanka Risks. After a period of internal unrest that ended in 2009, Sri Lanka relies on grants and international aid to supplement its textile exports and shipping industry. Changes in the global appetite and political sentiment could adversely affect Sri Lanka’s economy if appetites for continued support decline. Sri Lanka also depends on exports to China and countries in Europe. Sri Lanka’s natural resources and proximity to China support its agricultural industry, including shipping agricultural products from neighboring countries into the European Union. Sri Lanka faces potential internal instability due to ethnic conflict, as well as income inequality, inflation and public debt burdens.

Taiwan Risks. Taiwan is a small island state with limited raw material resources and relies on imports for its commodity and materials inputs, including imports from China. Fluctuations or shortages in the commodities markets may adversely impact Taiwan’s economy and Taiwan companies. Taiwan’s economy may be more sensitive to the economies of other Asian nations and to frequent and pronounced currency fluctuations, currency devaluations, currency repatriation, rising unemployment and fluctuations in inflation, as well as credit risks. Taiwan’s economy is sensitive to changes in the economies of Japan, China, and the U.S. China has long considered Taiwan to be a part of China, under its “one China” approach, and has long maintained that Taiwan should be reunited with China. Taiwan’s geographic proximity to China and Taiwan’s history of political contention with China , primarily over Taiwan’s sovereignty, have resulted in ongoing tensions with China, including the risks of military conflict and economic disturbances. China’s position toward Taiwan has become more aggressive in recent years, with military exercises and in some cases, activities that interfered with access to Taiwan’s ports. Tensions between China and Taiwan, which may be political, economic or military, may materially affect the Taiwanese economy and securities of Taiwan issuers. China’s policies may also impact investments in companies economically tied to Taiwan, as part of China’s “one country, two systems” policies.

Thailand Risks. Thailand has undergone several political changes since 2006, including a military coup in 2014. Thailand has a skilled workforce and its economy relies on agriculture as well as industry, services and tourism, it is also subject to political and military divisions with some predominantly Muslim regions. Thailand’s new political structure is untested. After 2006, limitations were placed on foreign investments; while these investment controls have been removed and Thailand has adopted policies that incentivize foreign investment, especially in innovation sectors, investment controls could return. Thailand has reformed its legal and administrative processes and strengthened its system of corporate governance and land registry. Other countries located in geographical proximity to Thailand have improved their business processes and economic outlook, increasing regional competition for foreign investment. Further political changes could adversely affect Thai issuers.

Vietnam Risks. Vietnam’s economy depends on trading relationships with certain key trading partners, including the US, China and Japan, and would be adversely affected if demand from those countries declines. Although Vietnam nationalized state enterprises, the government retained a stake and continues to exert control over core industries including banking. Investors in Vietnam also face risks of expropriation, nationalization, confiscatory taxation, government interventions in trade and limitations on ownership of securities by foreign investors, as well as social instability stemming from religious, ethnic and/or socioeconomic differences. Vietnam’s stock market has relatively low levels of liquidity which can contribute to volatility. Vietnam controls foreign purchases of Vietnam issuers by designating a single broker for transactions, which could elevate transaction costs, result in lower quality executions and expose investors to counterparty risk. Securities transactions in Vietnam must be fully funded before settlement. Vietnam is also subject to the risk of natural disasters such as tsunamis.

China Political Risks

The Funds invest in companies economically tied to China. Although China is the second largest economy globally, it is still considered an emerging market country, and its securities systems for issuance, trading, regulation and taxation continue to evolve as its internal economy changes. China’s policies may also impact investments in companies economically tied to Hong Kong and Taiwan, as part of China’s “one country, two systems” policies. The risks associated with investment in companies economically tied to China can also apply to Hong Kong and Taiwan, and “China region” below refers to China, Hong Kong and Taiwan.

The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth. Farm reform led to the doubling of China’s farmers’ incomes over the 1980s. The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry. In addition, a cheap and abundant supply of labor has attracted foreign investment in China. Six special economic zones were set up by the central government providing tax advantages to foreign investors and many more followed at a provincial government level. Further, the Shenzhen and Shanghai Stock Exchanges opened in 1990. Class “A” and Class “B” shares are traded on both exchanges. While only resident Chinese can purchase Class “A” shares, foreign investors (such as the Funds) can purchase Class “B” shares. Foreign investors may also invest in eligible Chinese companies through mutual market access programs developed by the Shanghai Stock Exchange (“SSE”) through the Shanghai –Hong Kong Stock Connect program and the Shenzhen Stock Exchange through the Shenzhen –Hong Kong Stock Connect program (“Stock Connect Programs”). These Stock Connect Programs permit acquisition of China A Shares without imposing individual investment quotas or licensing requirements, lock-up periods or restrictions on the repatriation of principal and profits. However, these Stock Connect Programs also impose trading and settlement restrictions that could adversely impact a Fund’s ability to manage its investments on a timely basis. The Adviser may participate in trading China A Shares through the Stock Connect Programs.

In 1984, China and Britain signed the Joint Declaration, which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date. Hong Kong and China are interdependent in terms of tourism, financial services and investment, however, and Guinness Atkinson™ believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments. Hong Kong’s stock market remains one of the largest in the world and is highly liquid and extensively regulated. Hong Kong remains the leading offshore centre for trading in the Chinese currency, the Renminbi. Further, China has implemented mutual market access programs called Stock Connect Programs to facilitate foreign investment in China A Shares, and has continued to support the Renminbi bond market.

Although China’s economy has developed significantly since 1978, it remains subject to risks associated with rapid economic development. China is also vulnerable to the impact of a public health crisis, such as Covid-19, which could interrupt labor and supply chains, depress consumer demand, reduce economic output, and potentially lead to market closures, travel restrictions, and quarantines, all of which would negatively impact China’s economy and could affect the economies of its trading partners. In addition, China’s continued development of certain key trading relationships with partners engaged in armed conflict could adversely affect global economic relationships with China.

Notwithstanding the beliefs of Guinness Atkinson™, investors should realize that there are significant risks to investing in China and Hong Kong. The risks include:

(1)	that political instability may arise as a result of indecisive leadership;

(2)	that hard line Marxist Leninists might regain the political initiative;

(3)	that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident;

(4)	that the threat of armed conflict exists over the unresolved situation concerning Taiwan;

(5)	that because of China’s totalitarian government, property could be nationalized, expropriated or confiscated;

(6)	that due to the relatively undeveloped commercial and corporate legal systems, companies cannot obtain legal redress or collect judgments;

(7)	that the government of China will discontinue or alter economic reforms adopted in recent years; and

(8)	inflation, currency fluctuation, interest rate or inflation rate fluctuation risks that are specific to China.

Investors should further realize that the central government of China is communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility. Changes in policy could increase risks of nationalization, expropriation or confiscation of property. There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful. Economic reform policies can be secondary to political issues, resulting in a variety of governmental controls and regulations that could adversely affect foreign investors. The issue of “B” shares and “H” shares by Chinese companies and the ability to obtain a “back-door listing” through “Red Chips” is still regarded by the Chinese authorities as an experiment in economic reform. “Back door listing” is a means by which Mainland Chinese Companies acquire and invest in Hong Kong Stock Exchange listed companies (“Red Chips”) to obtain quick access to international listing and international capital. The reformist elements that now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment. The Funds will be highly sensitive to any significant change in political, social or economic policy in China, which could affect interest, inflation and currency rates, and fluctuation in these rates. Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Funds. Guinness Atkinson TM, however, believes that the process of reform has now gone too far to be easily reversed.

Reunification of China and Taiwan remains an open issue, as China continues to claim sovereignty over Taiwan, and these claims have become more aggressive in recent years, including with activities that threaten access to Taiwan's ports. Changes in political or economic relationships between China and Taiwan could adversely affect issuers of Chinese or Taiwan securities in which the Funds invest. The Funds may be more sensitive to changes in the political relationship between China and Taiwan as compared to Funds that do not invest in Taiwan securities.

China, in common with many other emerging markets, exercises significant control through industrial policies (including allocation of resources, relaxation or imposition of regulations and allocation of resources), monetary policy, currency exchange rate management and management of payments of foreign currency-denominated obligations. Changes in these policies could adversely affect companies in which the Funds invest.

China exercises significant control over its currency. The Funds’ investments could be adversely affected by rapid changes in exchange rate management mechanisms, which could alter investor appetite for RMB denominated investments and currency investments.

China’s government’s role in economic policy and investing in the China region (China, Hong Kong and Taiwan) involves potential risks of expropriation, nationalization, confiscation of assets or property, or the imposition of restrictions on transactions of foreign investors. China may also limit information flows to foreign investors. Issuers of securities in China, and some issuers of securities listed on exchanges outside of China, may not be subject to the same degree of regulation as US issuers with respect to corporate governance and financial reporting. Requirements concerning insider trading, tender offers, proxies, accounting standards and auditors (including auditor oversight) differ from US standards. With respect to companies listed on exchanges outside of China, China’s government does not permit inspections of audit work papers of Chinese companies or companies listed in Hong Kong. As a result, audits of these companies are not subject to inspection by the US Public Company Accounting Oversight Board (“PCAOB”) and these audits may be less reliable than audits of companies subject to inspection.

Chinese companies listed on exchanges outside of China may also be subject to restrictions imposed by exchanges or sovereigns outside China. In November 2020, the US issued an executive order prohibiting transactions in listed securities of a set of Chinese issuers that were deemed significantly connected to China’s military complex. The initial order has since been expanded, further restricting US investors from investing in specific companies in the military or surveillance sectors. Typically, when issuers are identified on such orders, US investors have a small window of time in which to disinvest.

In December 2020, the US enacted the Holding Foreign Companies Accountable Act (“HFCAA”), which requires foreign issuers with securities listed on US exchanges to be de-listed from US exchanges if those companies file audited financial statements but do not permit inspection or oversight by a US audit oversight authority (such as the PCAOB) of the auditing of their financial information. Currently, listed foreign issuers are required to disclose whether they are owned or controlled by foreign government entities or officials, and whether foreign government entities or officials can exercise influence or control over the financial audit process, or prohibit the PCAOB-inspection of an audit of a foreign firm conducted by a PCAOB member or its affiliate. Regulations implementing the HFCAA were finalized in 2021 and are current coming into compliance. Under those regulations, a foreign company could not list shares on a U.S. stock exchange if the company does not permit oversight of the company’s audit by the PCAOB for three consecutive years. The U.S. Congress is considering additional legislation that would impose more stringent requirements relating to PCAOB oversight. In 2022, Chinese regulators entered into an agreement with the PCAOB to provide required access to materials necessary to comply with the HFCAA. The full impact of the HFCAA cannot be predicted.

China Variable Interest Entities (VIEs). Some Funds may invest in companies economically tied to China by investing in “Variable Interest Entities”, commonly referred to as VIEs. VIEs are a corporate legal and governance structure used by operating companies in China. In some sectors of China’s economy, foreign individuals and entities (including funds) are not permitted to own shares of Chinese companies. Instead, the companies create VIEs to facilitate foreign capital investment. In a VIE, a China-based operating company creates a shell company in another jurisdiction, and the shell company then enters into service and other contracts with the China-based operating company, including contracts that transfer to the VIE certain governance rights with respect to the Chinese company, as well as economic benefits. The shares of the shell company are typically listed for trading on an exchange, such as the New York Stock Exchange. Typically, the VIE does not itself own an equity interest in the Chinese company, but the VIE reflects the payment streams due to service contract arrangements with the Chinese company. In this structure, the non-Chinese investor does not hold an equity interest in the Chinese company. As a result of the VIE, however, non-Chinese investors obtain investment exposure to the Chinese company by holding stock in the shell company.

Although VIEs have been a long-standing industry practice to gain efficient, tradeable shares that are economically tied to operating companies in China that do not permit direct investment for foreign investors, China has never formally recognized the VIE structure. The government of China could determine, at any time and without notice, that the VIE structure does not comply with Chinese law. This could cause the contracts between the VIE and the Chinese operating company to become voidable or unenforceable, or otherwise limit the rights of the VIE and its investors to enforce the contracts. China could also prohibit VIEs or severely limit the ability of Chinese operating companies to transfer economic value to VIEs, or otherwise limit the ability of VIEs to exercise governance rights with respect to the Chinese operating company through contractual arrangements.

Recently, the government of China proposed draft regulations that would apply to China-based companies raising capital offshore, including through VIE structures. These regulations have not been adopted, but would impose filing and disclosure obligations upon covered companies. It is unclear whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. There can be no guarantee about future actions by China’s government that could adversely affect an a VIE’s financial performance and the enforceability of the VIE’s contractual arrangements with operating companies.

If any of these adverse outcomes occur, the value of a Fund’s investment in a VIE would likely be materially and adversely affected, and if the impact is permanent, it could result in the loss of the Fund’s investment in the VIE, which could impact the Fund’s return.

Investment in China at present involves above average risk due to a number of special factors described herein. Investment in the Asia Focus, and China & Hong Kong Funds (collectively, the “Asia Funds”) should be regarded as long term in nature. These Funds are suitable only for those investors who can afford the risks involved and should constitute only a limited part of an investor’s portfolio. The price of these Funds may experience significant fluctuations.

China Securities Markets

With regard to Mainland China, both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change. This may lead to market inefficiencies, trading volatility, difficulty in the settlement and recording of transactions, pricing anomalies and difficulty in interpreting and applying market regulations. In addition, the choice of investments available to the Funds will be more limited as compared with the choice available in other markets due to the small but increasing number of “B” share issues currently available. There is a low level of liquidity in the Chinese securities markets for some companies, which are relatively small in terms of both combined total market value and the number of “B” shares available for investment. Shareholders are warned that this could lead to severe price volatility.

Significant portions of Chinese securities markets in Mainland China may become illiquid, rapidly and at any time. Regulators of markets for China securities in Mainland China have the ability to suspend trading in equity securities and have exercised that option in the past. In addition, regulatory oversight schemes (including automatic stock trading halts based on triggers) are relatively new in these markets and may be implemented and removed with little or no notice. If trading in a Chinese security is halted, it may be halted indefinitely and resume trading under different circumstances, and foreign investors may be disproportionately affected by trading halts. The Funds may be adversely affected by potential illiquidity of Chinese securities.

China “A” Shares Risks - Stock Connect Schemes

The Funds may invest in domestic China securities (China A shares) through the Shanghai Hong Kong Stock Connect scheme, or the Shenzhen Hong Kong Stock Connect scheme (collectively, the “Stock Connect Schemes” or “Stock Connect”). The Shanghai Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange (“SSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”). The Shenzhen Hong Kong Stock Connect is a securities trading and clearing links program developed by HKEx, Shenzhen Stock Exchange (“SZSE”) and ChinaClear.

The Stock Connect Schemes are designed to achieve mutual stock market access between Mainland China and Hong Kong. The stock exchanges of the two jurisdictions continue to issue details of Stock Connect, e.g. operational rules, from time to time. The Stock Connect Schemes enable investors to trade eligible shares listed on the Shanghai or Shenzhen markets through local securities firms or brokers.  The list of eligible Stock Connect securities is established by Chinese regulators and may change.

The Stock Connect Schemes comprise Northbound Trading Links and Southbound Trading Links. Under the Northbound Trading Links, investors, through their Hong Kong brokers and a securities trading service company established by the Stock Exchange of Hong Kong Limited (“SEHK”), are able to place orders to trade eligible China A shares listed on the relevant PRC Stock Exchange (“Stock Connect Securities”) by routing orders to such PRC stock exchange. All Hong Kong and overseas investors (including the Funds) are allowed to trade Stock Connect Securities through the Stock Connect (through the relevant Northbound Trading Link).

Securities purchased through the Stock Connect Schemes are subject to Chinese regulations that limits the level of foreign ownership in local securities, and other local restrictions could prevent a Fund from investing in some Stock Connect Securities.  Trades via the Stock Connect Schemes must be settled in RMB, and there is no guarantee that the Funds will have access to sufficient RMB to effectuate a trade at any given point. Trades through the Stock Connect Scheme are also subject to pre-trade requirements, which may limit the number of brokers that a Fund may use and affect execution quality of the transaction. Some laws applicable to Stock Connect Securities may require foreign investors to return profits allocable to the purchase and sale of China A shares.  Additional costs, expenses and taxes may be applied by Chinese regulators to Stock Connect Scheme transactions.

Stock Connect Securities

There can be no assurance that an active trading market for such Stock Connect Securities will develop or be maintained. If spreads on Stock Connect Securities are wide, this may adversely affect a Fund's ability to dispose of such securities at the desired price. If a Fund wants to sell Stock Connect Securities at a time when no active market for them exists, the price it receives for its Stock Connect Securities - assuming it is able to sell them - is likely to be lower than the price received if an active market did exist, and thus the performance of a Fund may be adversely affected depending on the Fund’s size of investment in securities through the Stock Connect.

Quota Limitations

The Stock Connect Scheme is subject to quota limitations which may restrict a Fund’s ability to invest in China A shares on a timely basis, and as a result, a Fund’s ability to access the China A-Shares market may be adversely affected.

The Stock Connect Schemes impose a Daily Quota, which applies to all transactions of all market participants. The Daily Quota may change, which could affect the number of permitted buy trades on the relevant Northbound Trading Link. A Fund does not have exclusive use of the Daily Quota, and the quota is used on a “first come – first served” basis.  Trades after the quota is reached will be rejected, which could adversely affect a Fund’s ability to purchase or sell Stock Connect Securities.

Suspension Risk

Under the Stock Connect Schemes, SEHK, SSE and SZSE have the ability to suspect trading if necessary to manage risks in the domestic market.  A trading suspension of Stock Connect Securities could adversely affect the Funds’ ability to access the domestic China market.

Clearing and Settlement Risk

The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”) and ChinaClear have established “clearing links,” such that each becomes a participant of the other to facilitate clearing and settlement of cross-border trades.

The rights and interests of a beneficial owner Stock Connect Securities will be exercised through HKSCC exercising its rights as the nominee holder of the relevant security as credited to HKSCC's omnibus account with ChinaClear. The applicable rules (including departmental regulations and regulations that establish the Stock Connect Schemes) generally provide for the concept of a “nominee holder” and recognize the investors including, for example, a Fund, as the “beneficial owners” of the Stock Connect Securities. There may be risks associated with the application of PRC law to the rights of an investor as a beneficial owner of securities acquired through the Stock Connect Schemes. It is possible that PRC legal interpretations concerning “legal ownership” and “beneficial ownership” could vary from regulatory and exchange expectations.  Therefore, a Fund’s positions in Stock Connect Securities held by HKSCC as nominee (through a broker or custodian accounts) may be less protected than they would be if they were registered and held solely in the name of such Fund.

If there is a default, insolvency or bankruptcy of a custodian or broker, a Fund may be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets.  Foreign investors generally will not have access to local compensation funds that are set up to protect against defaulted trades.

HKSCC is the nominee holder of the securities acquired by foreign investors through the Stock Connect Schemes. In the event of a bankruptcy or liquidation of HKSCC, the Stock Connect Securities may not be regarded as the general assets of HKSCC under the laws of Hong Kong, and will not be available to the general creditors of HKSCC on its insolvency. In addition, as a Hong Kong incorporated company, any insolvency or bankruptcy proceedings against HKSCC will be initiated in Hong Kong and be subject to Hong Kong law. In such circumstances, ChinaClear and the courts of mainland China will regard the liquidator of HKSCC appointed under Hong Kong law as the entity with the power to deal with the relevant securities in place of HKSCC.

Trades through the Stock Connect Schemes are managed using omnibus accounts.  If there was a settlement default by HKSCC, and a failure by HKSCC to designate securities or sufficient securities in an amount equal to the default such that there is a shortfall of securities to settle any securities trades, ChinaClear may deduct the amount of that shortfall from HKSCC's omnibus account with ChinaClear, such that other investors, including a Fund, may share in any such shortfall.

Although China has implemented investor protection programs to cover losses due to broker defaults, it is not clear how such programs would operate to benefit foreign investors.

China Region Depositary Receipts

Investing in Depositary Receipts listed on exchanges outside of the China region but with underlying securities of companies organized, listed or domiciled in the China region subjects the investment to the same risks as identified above which could apply to the underlying securities. Such risks may include: (i) the risk of nationalization, expropriation of assets, confiscatory taxation or other regulatory limitations on investment or repatriation of capital; (ii) greater social, economic, political or military uncertainty; (iii) dependency on exports and international trade; (iv) competition from Asia’s other emerging economies; (v) greater governmental interventions in and control over the economy; and (vi) differences in disclosure or reliability of information about a company, including auditing and financial reporting standards that do not include external inspection and which may differ from globally recognized standards. Risks that affect underlying companies economically tied to the China region could also affect Depositary Receipts on those companies.

Governmental Credit Risk

The obligations of foreign government entities, including supranational issuers, have various kinds of government support. Although obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.

Restrictions on US Investments in China

Fixed Income Investing Risks

Interest Rate Fluctuations

Generally, the value of fixed income securities will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long-term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally declines. The magnitude of these fluctuations generally will be greater for securities with longer maturities. Changes in global markets and economies, low interest rate environments, regulatory interventions and negative interest rate environments can also significantly affect interest rate fluctuations, including in ways that are not always predictable. Although some Funds do not hold fixed income securities, dividend stocks may be sensitive to interest rate fluctuations.

The Renminbi Yuan & Bond Fund will invest in fixed income securities, including bonds, debentures, notes, structured notes, convertible securities, commercial paper and other types of debt securities, denominated in U.S. dollars or other currencies. Fixed income investments are subject to additional risks including:

Credit Risks. Credit risk relates to the ability of the issuer to make interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

In making investments in debt securities, the portfolio managers may consider the ratings assigned by ratings organizations, along with the Adviser’s own research. If securities the Renminbi Yuan & Bond Fund buys are unrated, they may be assigned a rating by the portfolio managers in categories similar to those of a rating organization.

Investing in fixed income securities can subject the Renminbi Yuan & Bond Fund to counterparty credit risk, which is the risk that the counterparty to the transaction will not fulfill its obligations.

Most of the securities in which the Renminbi Yuan & Bond Fund will invest are not rated by any Nationally Recognized Statistical Ratings Organization. The Renminbi Yuan & Bond Fund may invest in securities that are equivalent to “investment grade” or “high yield” bonds.

The Renminbi Yuan & Bond Fund’s investments will cause the Renminbi Yuan & Bond Fund to be exposed to the counterparty credit risk of the bond’s issuers or the counterparty to the Renminbi Yuan & Bond Fund’s purchase transaction.

The Renminbi Yuan & Bond Fund has no particular duration target and is not required to invest in a specific maturity range, and debt securities may be within any maturity range (short, medium or long) depending on the portfolio managers’ evaluation of investment opportunities available within the debt securities market at the time of purchase.

The Renminbi Yuan & Bond Fund invests in Renminbi Yuan-denominated instruments, which are often offered on an unsecured basis, meaning there is no collateral to offset the risk of non-payment. This exposes the Renminbi Yuan & Bond Fund to greater counterparty risk because if an issuer of a Renminbi Yuan-denominated instrument in which the Renminbi Yuan & Bond Fund invests becomes insolvent, the Renminbi Yuan & Bond Fund would be an unsecured creditor and recourse may be more limited than if the instruments were secured.

In addition, legal systems in the non-U.S. jurisdictions for resolution of defaulted debt obligations may not be as well-developed as the U.S. legal system and the Renminbi Yuan & Bond Fund may be unlikely to recover if a debt obligation defaults. Some foreign countries’ legal systems may prevent or restrict payments of principal or interest owing on defaulted securities to foreign investors. Legal and administrative approvals, including relating to currency expatriation, could be required to permit a foreign investor to receive funds in settlement of legal claims arising from a defaulted security. There is no guarantee that such approvals, if any, would be received.

Lower-Grade Debt Securities. Lower-grade debt securities tend to offer higher yields than investment-grade securities, and may provide greater income or, in some cases, capital appreciation possibilities. Lower-grade debt securities are normally subject to greater risks than investment-grade securities, including:

●	the relatively greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities;

●	the issuer’s relatively low creditworthiness, which may increase the potential for its insolvency;

●	the high yield bond market is more likely to suffer an overall decline in values during a period of a general economic downturn; and

●	an economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal.

To the extent they can be converted into stock, lower-grade convertible securities may be less subject to some risks of lower-grade non-convertible debt securities.

Interest Rate Risk. Interest rate risk refers to the risk that changes in interest rates will affect the value of fixed income securities in which the Renminbi Yuan & Bond Fund invests, because of the inverse relationship between price and yield. Generally, the prices of fixed income securities rise when interest rates fall, and prices of fixed income securities fall when interest rates rise. Debt securities with longer maturities, which tend to have higher yields, are more sensitive to fluctuations in interest rates than obligations with shorter maturities.

Prepayment Risk. Certain fixed income securities (in particular but not limited to mortgage-related securities) are subject to the risk of unanticipated prepayment, that is the risk that when interest rates fall, the issuer will repay the security prior to the security’s expected maturity, or with respect to certain fixed income securities, that borrowers will prepay the loans that underlie these securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to the security’s expected maturity. The Renminbi Yuan & Bond Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Renminbi Yuan & Bond Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.

Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.

Similarly, the markets for trading Renminbi Yuan-denominated bonds (either in London, Hong Kong, through Euroclear or the China Interbank Bond Market (“CIBM”)) are still developing and may suffer greater relative volatility and liquidity events as compared to well-developed bond trading markets. There is no guarantee that the Fund will be granted access to the CIBM.

Renminbi Yuan Bond Market Risks

The Renminbi Yuan & Bond Fund invests a substantial portion of its assets in debt securities, including bonds, debentures, notes, structured notes, convertible securities, commercial paper and other types of debt securities, which may be denominated in Renminbi, Yuan or other currencies, and which may trade on newly developed markets. These Renminbi Yuan-denominated bonds are subject to the following additional risks:

●                A limited number of issuers have issued Renminbi Yuan-denominated securities, which trade in one or more developing trading markets and the maturities of these instruments are typically shorter than the maturities of comparable instruments issued in more developed markets. There is no guarantee that the Renminbi Yuan & Bond Fund will be able to locate and acquire suitable Renminbi Yuan-denominated investments, due to the comparatively low number of issues and competition from other purchasers for the same investment opportunities.

●                Developing trading markets may be more likely than well-developed markets to suffer liquidity constraints, which could apply to the market as a whole or to individual securities in the market. Developing trading markets are more likely to suffer relatively lower trading volume and relatively greater price volatility. Developing markets may also be subject to additional risks including market suspensions and lack of developed regulation. The Renminbi Yuan & Bond Fund will seek to develop access to as many markets as possible for the purchase and sales of Renminbi-denominated and Yuan-denominated bonds, but the Fund could be adversely affected by liquidity events that impact Renminbi-denominated and Yuan-denominated bonds or the markets in which they trade.

Trading Risks. The Renminbi Yuan & Bond Fund will buy and sell securities that trade in newly developed and emerging markets, which may involve additional risks.

●                Renminbi-denominated bonds and their trading markets are still developing. There is no guarantee that trading of Renminbi-denominated securities in the over the counter markets will be conducted on a regular basis or that market making arrangements will be in place to make a market and quote a price for all such securities at all times. The secondary market for Renminbi-denominated securities may not develop broadly. As a result, the Renminbi Yuan & Bond Fund may have to hold instruments until their maturity date.

●                The transaction cost associated with effectuating transactions in each of these markets may be higher than the costs associated with fixed income investments in the United States. In particular, the spread between bid and ask may be wider than for comparable U.S. issued securities trading in well-established U.S. bond markets.

●                The settlement and clearing systems for Renminbi-denominated instruments may not be well-tested and may be subject to increased risks of error or inefficiency, including delays in settlement or clearing. The Renminbi Yuan & Bond Fund will rely on local service providers to implement transactions in Renminbi-denominated and Yuan-denominated instruments.

Offshore Investor Risks. As an offshore investor in a foreign market, the Renminbi Yuan & Bond Fund faces special offshore investor risks, including the following:

●                The Government of China imposes capital controls, including in the form of currency controls, and such restrictions limit the ability of the Renminbi Yuan & Bond Fund to exchange and transfer currency. Additional types of capital controls may be imposed at any time, and may take the form of restrictions on the transfer of currency, securities or assets, or taxes on gains or profits to be expatriated by foreign investors. The Renminbi Yuan & Bond Fund could be adversely affected if China imposes additional capital controls.

●                The Renminbi Yuan & Bond Fund’s purchases and sales of Renminbi-dominated and Yuan-denominated bonds in the over the counter market will require the Fund to convert U.S. dollars to Yuan for purchases, and Yuan to U.S. dollars on sales. The Fund could lose money, or its value could decrease, if the Fund cannot exchange currency. China’s currency exchange restrictions require the authorized banks to have a sufficient supply of Yuan to make exchanges, and exchanges are subject to daily limits. The Renminbi Yuan & Bond Fund could be adversely affected if its agent banks do not have access to a sufficient currency supply. The Renminbi Yuan & Bond Fund could be adversely affected by changes in currency exchange management, which may happen at any time without notice.

●                As a foreign investor, the Renminbi Yuan & Bond Fund could be adversely affected by legal, political, governmental and economic policies of countries in which bond issuers are located. Legal and administrative approvals, including relating to currency expatriation, could be required to permit a foreign investor to receive funds in payment of a bond or other security. There is no guarantee that such approvals, if any, would be received.

●                The Renminbi Yuan & Bond Fund will invest in securities issued by China and its agencies, including central banks. Bonds issued by foreign governments present “sovereign debt” risk, which is the risk that the government issuers will not make interest payments or repay the bond when due. The Fund would have limited recourse if there was a default on payment.

Accounting Standards and Legal Framework

Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. There may also be limitations on the rights and remedies available to the Funds, individually or in combination with other shareholders.

In China, all issuers of “B” shares, “H” shares and Red Chips, in which the Funds may invest, are, however, required to produce accounts that are prepared in accordance with international accounting standards.

With regard to China, the national regulatory and legal framework for capital markets and joint stock companies is not well developed compared to those of Western countries. Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations. As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

Additional Foreign Currency Considerations

Special Risks of Developing and Emerging Markets. Emerging and developing market countries may have less liquid securities markets with greater price volatility; impose exchange controls; impose differential taxes on foreign investors; and impose restrictions on direct investments or investments in issuers in particular industries.

Currency Risk. A change in the value of foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in or derivatives linked to that foreign currency and a change in the amount of income a Fund has available for distribution. Because a portion of the Funds’ investment income may be received in foreign currencies, the Funds will be required to compute their income in U.S. dollars for distribution to shareholders, and therefore the Funds will absorb the cost of currency fluctuations.

A portion of each Fund’s assets will be invested in securities of entities in foreign markets and a portion of the income received by a Fund will be in foreign currencies. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on a Fund’s performance.

Changes in foreign currency exchange rates also will affect the value of securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments. Further, a Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. Each Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Each Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when a Fund wishes to use them. Moreover, investors should be aware that in most emerging market countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging market countries no such markets currently exist.

Investment Funds and Repatriation Restrictions

Some foreign countries have laws and regulations that currently preclude direct foreign investment in the securities of companies domiciled there, or within specific sectors of an economy. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds that have been specially authorized. See “Tax Matters” for an additional discussion concerning such investments.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

INVESTMENT RESTRICTIONS AND POLICIES

Fundamental Investment Restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund. As used in the prospectus and SAI, the term “majority of the outstanding shares” of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Funds’ fundamental investment restrictions set forth in their entirety. In contrast to the investment restrictions described below, investment policies that are not fundamental may be changed by the Board without shareholder approval.

Unless otherwise noted, whenever a fundamental investment restriction states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, except with respect to the limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s fundamental investment restrictions. With respect to limitations on borrowings, if the Fund’s asset coverage falls below 300% at any time (not including Sundays and holidays), the Fund shall, within three days thereafter, reduce the amount of its borrowings so that asset coverage of its total borrowing shall be at least 300%. For purposes of the Fund’s investment policy on concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, measured at market value at the time of investment, and “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of applying this 25% limitation, the Adviser references industry classifications published by a variety of sources and generally considers industry classifications assigned in global industry classifications standards or, for focused funds, at the sub-group level as provided by Bloomberg, L.P. The Adviser may also determine, acting in good faith based on its own analysis, that an industry group or sub-group may be so broad that the economic characteristics of issuers within a group differ materially, or that the classification of a particular issuer within a group is unreliable. In that case, the Adviser may reclassify the issuer into a different group for purposes of this policy.

Fundamental Investment Restrictions

No Fund may:

1.	Issue senior securities, except that the Fund may borrow up to 33-1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. The Fund may pledge up to 33 1/3% of its assets to secure such borrowings.

2.	Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments and foreign currencies, securities that are secured by real estate or commodities, and securities of companies that invest or deal in real estate or commodities.

3.	Make loans, except through repurchase agreements to the extent permitted under applicable law.

4.	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

5.	Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

6.	Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

7.	Purchase or otherwise acquire the securities of any open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

None of the Asia Focus, China & Hong Kong, or Global Innovators Funds may:

1.	Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. government securities.

Non-Fundamental Investment Policies

The Alternative Energy Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular industry; except that the Alternative Energy Fund will invest more than 25% in securities in the alternative energy sectors and may invest more than 25% in U.S. government securities.

The Global Energy Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular industry; except that the Global Energy Fund will invest more than 25% in securities in the energy sectors and may invest more than 25% in U.S. government securities.

The Renminbi Yuan & Bond Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular sector or industry; except that the Renminbi Yuan & Bond Fund will invest more than 25% in securities issued by the government of China, including its agencies and instrumentalities, banking and finance industries.

Each Fund’s investment objective is non-fundamental and may be changed upon 60 days’ notice to shareholders.

Percentage restrictions apply at the time of acquisition, and, except with respect to borrowings, any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

Code of Ethics

Each of the Trust, the Adviser, Foreside Fund Services, LLC, and the Funds’ distributor (the “Distributor) have adopted a code of ethics, as required by applicable law, that is designed to prevent affiliated persons of the Trust and Guinness Atkinson™ and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to a code of ethics). Under applicable Codes of Ethics, personnel subject to that Code of Ethics may invest in securities for their own personal investment accounts, subject to limitations imposed by the Code which may include pre-clearance, and these limitations are applicable to securities held or to be acquired by the Fund. There can be no assurance that the Codes of Ethics will be effective in preventing such activities.

PORTFOLIO TRANSACTIONS

All security selection decisions are made by the Adviser. Orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by the Adviser, subject to the supervision of the Board and pursuant to authority contained in the Agreement between the Trust and the Adviser. In selecting brokers or dealers, the Adviser will consider various relevant factors, including, but not limited to, the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

In addition to meeting the primary requirements of execution and price, it is possible that brokers or dealers selected to execute Fund portfolio transactions may provide research services, or statistical material or other services to the Funds or to the Adviser for the Funds’ use, that, in the opinion of the Board, are reasonable and necessary to the Funds’ normal operations. As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer that provides brokerage and research services to the Adviser (for the Funds and/or other accounts for which the Adviser exercises investment discretion) an amount of commission for effecting a securities transaction for a Fund greater than the amount other broker-dealers would have charged for effecting the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all such brokerage and research services may be useful or of value in advising the Funds.

For this purpose, pursuant to Section 28(e) and applicable SEC guidance and interpretations, “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities;(iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions. Historically, the Adviser and/or funds it manages have received the following types of services: economic studies, industry studies, security analysis or reports, sales literature and statistical services. If the Adviser were to receive these types of services, it would determine the amount of allocations to brokers who provide brokerage and research services and report brokerage allocations, on an overall basis and involving brokerage and research services, regularly to the Board.

The receipt of research from brokers or dealers may be useful to the Adviser in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of the Adviser’s other clients may be useful to the Adviser in carrying out its obligations to the Funds. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds may exceed those that might otherwise be paid by an amount that cannot be presently determined. The fees paid by the Funds to the Adviser are not reduced because the Adviser receives brokerage and research services. While such services are not expected to reduce the Adviser’s expenses, the Adviser might, through use of the services, avoid the additional expenses that would be incurred if it attempted to develop comparable information on its own.

Guinness Atkinson™ may receive research services, or statistical material or other services to the Funds from research providers that are not affiliated with an executing broker or dealer, but which have entered into payment arrangements involving an executing broker or dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an investment adviser in exchange for specified payments to the research provider by a broker or dealer that executes portfolio transactions for clients of the investment adviser. The investment adviser and the executing broker or dealer enter into a related agreement specifying the amount or the ratio of commissions on portfolio transactions as consideration for the executing broker or dealer making payments for Third Party Research Services received by the investment adviser. Essentially, the investment adviser and the broker-dealer establish a pool of commission credits and the broker-dealer pays research providers directly from this pool, and the broker-dealer agrees that it will use credits only to pay for research services that are permissible under Section 28(e). Currently, the Adviser does not receive research through Third Party Research Service arrangements.

Guinness Atkinson™ is authorized to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or other funds to which the Adviser or its affiliates render investment advisory services, and is authorized to use the Distributor on an agency basis, to effect a substantial amount of the portfolio transactions that are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or that are traded in the over-the-counter market.

Brokers or dealers who execute portfolio transactions on behalf of a Fund may receive commissions that are in excess of the amount of commissions that other brokers or dealers would have charged for effecting such transactions provided the Adviser determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or the Adviser’s overall responsibilities to the Fund.

It may happen that the same security held by a Fund will also be held by other clients of Guinness Atkinson™. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Brokerage with Fund Affiliates. Subject to the supervision of Guinness Atkinson™ and the Board, brokerage or other agency transactions for the Funds may be executed through brokers who are “Authorized Participants” of exchange traded funds to which the Adviser serves as investment adviser, or through registered broker-dealer affiliates of Authorized Participants for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds cannot exceed “usual and customary” brokerage commissions, which means amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including the Trustees who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. Brokerage transactions effected through affiliates of Authorized Participants of an exchange traded fund advised by the Adviser will be reviewed regularly.

Brokerage commissions paid by the Funds during the last three fiscal years were as follows:

Year Ended December 31,	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund(1)
2022	$1,738	$607	$4,861	$4,655	$15,404	$0
2021	$4,970	$2,986	$10,332	$2,252	$20,366	$0
2020	$3,762	$4,269	$19,231	$1,624	$29,603	$0

(1)	The Renminbi Yuan & Bond Fund had principal trades only.

(2)	The decrease in brokerage commissions was to a decrease in turnover.

None of the other Funds paid any commissions under Third Party Research Service arrangements during the fiscal year ended December 31, 2022.

The following are the Funds’ portfolio turnover rates for the last two fiscal years:

	Fiscal Year Ended 12/31/22	Fiscal Year Ended 12/31/21
Alternative Energy Fund	17.75%	29.03%
Asia Focus Fund	6.00%	29.05%
China & Hong Kong Fund	17.46%	29.82%
Global Energy Fund	70.54%*	49.58%*
Global Innovators Fund	14.66%	19.01%
Renminbi Yuan & Bond Fund	3.78%	31.79%
*	The increase in the Global Energy Fund’s portfolio turnover was due to increase trading activity in fiscal year ended 2021 compared in fiscal year ended 2020, although less stock changes were made in the portfolio.

The Funds are required to disclose information regarding investments in the securities of their “regular” broker-dealers (or parent companies of their regular broker-dealers). “Regular broker-dealers” are defined by the SEC as: (a) one of the 10 broker-dealers that received from the Funds the largest amount of brokerage commissions by participating, directly or indirectly, in the Funds’ portfolio transactions during the Funds’ most recent fiscal year; (b) one of the10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the Funds during the Funds’ most recent fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the Funds during the Funds’ most recent fiscal year. None of the Funds held securities of their regular broker-dealers as of December 31, 2022.

COMPUTATION OF NET ASSET VALUE; SECURITIES VALUATION

NAV Calculation

The net asset value per share (“NAV”) of each of the Funds is determined at the close of business on the NYSE (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business and the Federal Reserve Bank’s Fed line System is open and on such other days as there is sufficient trading in the Fund’s securities to affect materially the Funds’ NAVs. All of the Funds will be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund’s NAV is calculated by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. For the Global Innovators Fund, NAV is calculated separately for each class. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. The liabilities that are charged to a Fund are borne proportionately by each share of the Fund. Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds are conclusive.

Securities Valuation

The Funds will invest in foreign securities and, as a result, the calculation of the Funds’ NAVs may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events that affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by, and under the supervision of, the Board. The Funds may rely on prices provided by independent pricing services. Prices used by independent pricing services may be based on proprietary methodologies. If an independent pricing service makes an error in applying its proprietary pricing methodologies, this could result in an incorrect valuation for a security held in a Fund’s portfolio. Portfolio securities of a Fund that are traded both on an exchange and in the over-the-counter market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price before the valuation point. (For securities traded on the NYSE, the valuation will be the last reported sales price as of the close of the NYSE’s regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board. As of the date of this SAI, such securities will be valued by the latter method. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the NASD Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded in the Nasdaq National Market System shall be valued at the most recent trade price.

Money market instruments with less than 60 days remaining to maturity when acquired by a Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If a Fund acquires a money market instrument with more than 60 days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board determines during such 60-day period that this amortized cost value does not represent fair market value.

The Funds will value portfolio securities for which no readily available market quotation in accordance with last trade price or fair valuation as necessary. When portfolio securities are traded in the over the counter market in Hong Kong, the valuation will be the last reported sale price before the valuation point. If there is no such reported sale, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board.

Pursuant to Rule 2a-5 under the 1940 Act, the Funds have adopted procedures concerning fair valuation of securities and the Funds’ Board has designated the Adviser as the valuation designee with responsibility for performing all fair valuations of a Fund’s portfolio investments, subject to the Board’s oversight. The Adviser has established a valuation committee of senior employees to fulfill the Adviser’s responsibilities as valuation designee, which operates under policies and procedures approved by the Funds’ Board, to value each Fund’s assets. Under the procedures, a committee composed of adviser personnel, administrative personnel and the Funds’ Chief Compliance Officer meet to review and approve fair valuations. Fair valuations are reported to the Board.

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of a Fund to the performance of other Funds, of exchange traded funds or other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by a Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under SEC rules, funds advertising performance must include total return quotes calculated according to one or more of the following formulas:

Return Before Taxes

	P(1 + T)[n]	= ERV
Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
	ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

	P(1 + T)[n]	= ATVD
Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
	ATVD	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions but not after taxes on redemption

Return After Taxes on Distributions and Sale of Fund Shares

	P(1 + T)[n]	= ATVDR
Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
	ATVDR	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods, after taxes on distributions and redemption

In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

A Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund’s performance with other measures of investment return. For example, in comparing a Fund’s total return with data published by Lipper, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90-day period. Should any shareholder’s redemption exceed this limitation, a Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Fund’s behalf. A Fund will be deemed to have received the order when an authorized broker or broker authorized designee accepts the order. Customer orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker or the broker authorized designee.

Each of the Asia Focus Fund, China & Hong Kong Fund and Renminbi Yuan & Bond Fund charges a redemption fee of 2.00% of the value of shares redeemed within 30 days of acquisition (by purchase or exchange). Although each Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances when it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts held at financial intermediaries (which may impose their own fees), redemptions of shares made through systematic withdrawal or exchange plans, pre-approved asset allocation programs or automatic non-discretionary rebalancing programs, retirement plans that cannot implement the redemption fee, redemptions initiated by a Fund, or under other circumstances when the redemption does not result in the Fund incurring transaction costs to meet the redemption request. The Funds will not charge a redemption fee to investors providing seed capital.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. Each Fund’s complete holdings must be filed quarterly with the SEC within 60 days of the end of each fiscal quarter on Form N-PORT, and must be delivered to Fund shareholders within 60 days of the end of the second and fourth fiscal quarters in the Funds’ Annual Report and Semi-Annual Report to Fund shareholders, respectively. The Funds’ Annual and Semi-Annual Reports must be filed with the SEC on Form N-CSR no later than 10 days after delivery of the Reports to shareholders. The Funds’ filings on Form N-PORT and Form N-CSR are available free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

From time to time, rating and ranking organizations such as Standard & Poor’s, Lipper, Bloomberg and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. The Trust believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Trust discloses such information to the parties at or after the same time the Funds’ portfolio holdings is made public on the SEC’s website (quarterly within 60 days of the end of each fiscal quarter).

The Adviser discloses the Funds’ holdings on Guinness Atkinson™ Funds’ website monthly, normally with a lag of five to ten business days following the end of the month. The information is then disclosed to third parties after it has been made public on Guinness Atkinson™ Funds’ website.

The Adviser may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any securities trading, and (3) the recipient will not provide access to third parties to this information.

Guinness Asset Management Ltd., an affiliate of the Adviser, manages other funds in a mirror image fashion to certain of the Guinness Atkinson™ Funds. As a result, it is possible for the holdings of the Guinness Atkinson™ Funds to be deduced from disclosures of holdings in those funds (and vice versa). It is accepted that disclosures of holdings in those clients’ portfolio may be disclosed to third parties. The Adviser has, however, undertaken to use its best endeavors to obtain confidentiality agreements similar to those described above when such disclosures occur before those Funds’ holdings are made public.

In addition, the Funds’ service providers, consisting of the administrator, custodian, financial printer, legal counsel and auditors, may receive portfolio holdings information in connection with their services to the Funds. Disclosure of a Fund’s portfolio holdings information may be made only with prior written approval of either the Trust’s President or its Chief Compliance Officer. In no event shall the Adviser, its affiliates or employees, or a Fund receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings. The Trust’s Chief Compliance Officer will review the adequacy and effectiveness of the Trust’s portfolio holdings disclosure policy (and any related procedures) at least annually and recommend changes, if appropriate, to the Board. In addition, the Board will review the adequacy and effectiveness of this policy (and any related procedures) at least annually and consider the recommendations, if any, of the Chief Compliance Officer.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Funds’ shareholders and will act in the best interest of the Funds’ shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

TAX MATTERS

The following is only a summary of certain additional federal income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisors with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment (including, for example, insurance companies, banks and tax-exempt organizations) under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, the tax discussion in the prospectus and this SAI are based on tax law in effect on the date of the prospectus and this SAI; such laws may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code. As regulated investment companies, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions made by a Fund during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, that amount may be carried forward and treated as a capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. Any such net capital losses retain their character as either long-term or short-term losses. As explained below, however, carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs (the rate for April 2023 is 3.04%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have an ownership change. If a Fund has an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below. The following table summarizes the approximate capital loss carryforwards for the applicable Funds as of December 31, 2022.

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Long-term	$30,393,338	–	–	$23,214,220	-	$3,271,504
Short-term	–	–	16,654	3,444,259	-	965,471
Total	$30,393,338	$–	$16,654	$26,658,479	$-	$4,236,975

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In addition to satisfying the Distribution and Income requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of a Fund’s total assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which a Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of a Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

If, for any taxable year, a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of a Fund’s taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally may be eligible for the dividends-received deduction (“DRD”) in the case of corporate shareholders or may be eligible for treatment as “qualified dividend income” in the case of noncorporate shareholders.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), will generally be treated as ordinary income or loss (to the extent attributable to changes in foreign currency exchange rates).

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain that is recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury Regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness under Code Section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund’s shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for that taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

The Funds may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to such stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291-1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as a dividend.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 (November 30, if the regulated investment company elected to determine its required excise tax distributions based on its November 30 taxable year, as discussed below) or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced). There can be no assurance that a Fund’s distributions will be sufficient to avoid this excise tax.

For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; (2) exclude specified gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon an actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year); and (3) apply mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31. In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that may be taxable as qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by a Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that may be taxable as qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by a Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may be taxable as qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of section 246(c) of the Code, any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option, or an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation will be qualified dividends only if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S., or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that, for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% DRD for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations to the extent of the amount of dividends received by a Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (i) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days, in the case of certain preferred stock) during the 91-day period (181-day period, in the case of certain preferred stock) beginning on the date that is 45 days (90 days, in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option or of an in-the-money qualified call option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (ii) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund; or (ii) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and reported as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. The Funds have instructed the Adviser to minimize taxable distributions on behalf of a Fund when deemed in the best interest of shareholders. As a result, the Adviser may sell portfolio holdings that are currently in a loss position in order to offset realized taxable gains. Using this technique a Fund’s portfolio turnover rate may see an increase which could result in additional transactional costs. The Adviser does not anticipate this to become a principal component of the Fund’s investment strategy.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 21% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each such shareholder received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund’s assets to be invested in various countries is not known. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from a Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of the foreign tax credit rules.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts to the shareholder will be taxable in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. Each U.S. shareholder should consult his own tax advisor regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient” (such as a corporation).

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund (including an exchange of shares of another Fund for shares of the Fund, when applicable, or pursuant to a dividend reinvestment in the Fund) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of sections 246(c)(3) and (4) of the Code generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income. When a shareholder redeems shares of a Fund, the Fund is generally required to report to the Internal Revenue Service and provide the shareholder with information about the gross proceeds of such redemption, the shareholder’s adjusted basis in the shares redeemed, and whether any gain or loss on the redemption is long-term or short-term. Unless a shareholder timely elects another acceptable method, the Fund will use the average basis method to calculate the basis of shares redeemed.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes that it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

This withholding generally would not apply to amounts properly reported by a Fund as an “interest-related dividend” or a “short-term capital gain dividend”. The aggregate amount treated as an interest-related dividend for a year is limited to a Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is generally limited to the excess of a Fund’s net short-term capital gain over its net long-term capital loss.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or subject to withholding tax at a reduced treaty rate) unless such shareholders furnish the Funds with proper notification of their foreign status.

Payments of dividends on shares of a Fund made to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements are satisfied. Payments to a foreign financial institution generally will be subject to withholding unless, among other things, it enters into an agreement with the U.S. Treasury to obtain information with respect to and report on accounts held by certain U.S. persons or U.S. owned foreign entities, and to withhold on payments made to certain account holders. Payments to a foreign entity that is not a foreign financial institution generally will be subject to withholding if such entity or another non-financial foreign entity is the beneficial owner of the payment unless, among things, the beneficial owner or payee either certifies that the beneficial owner of the payment does not have any “substantial United States owners” or provides certain identifying information with respect to each of its substantial United States owners. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisors as to the applicability and consequences of this new legislation to them.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on the disposition of a Fund’s shares of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Effect of Future Legislation; Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

As of the date of this SAI various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

MANAGEMENT OF THE TRUST

The Board manages the business and affairs of the Trust and the Funds. The Board approves all significant agreements between the Funds and companies and individuals that provide services to the Funds. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The officers of the Funds manage the day-to-day operations of the Funds. The day-to-day operations of the Funds are always subject to the investment objective of each Fund. Unless otherwise noted, each Trustee and officer’s address is 251 South Lake Avenue, Suite 800, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Unless otherwise noted, each Trustee has served in the indicated occupations or directorships for at least the past five years.

Independent Trustees
Name and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
James I. Fordwood (76)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	11	None
Dr. Bret A. Herscher (65)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Previously, Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	11	None
Susan Penry-Williams (77)	Trustee	Indefinite; Since February 2016	Retired; Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	11	None
J. Brooks Reece, Jr. (76)	Trustee and Chairman	Indefinite; Since April 1994	Retired: CEO, Adcole Corp, from 1989 to 2017.	11	None

Interested Trustee
Name, Address, and Age	Position Held with the Trust	Term of Office; Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness* 18 Smith Square Westminster, London SW1P 3HZ, United Kingdom (75)	Trustee	Indefinite; Since August 1998	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010; Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., since 2000.	11	None

*	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (65)	President	Since April 2003	Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.
Patrick Keniston (58)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC since 2008.
Rita Dam (56)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Joy Ausili (56)	Secretary & Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Sardjono Kadiman (48)	Assistant Treasurer	Since September 2009	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC. (2008-2017).
Lyna Phan (48)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President, Mutual Fund Administration, LLC (2010-2017).

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Funds.  The Board is composed of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”).  In connection with four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund counsel and Independent Legal Counsel to consider a variety of matters affecting the Funds. These meetings generally occur prior to or following scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board held, and each Trustee attended four in-person board meetings during the fiscal year ended December 31, 2022. As discussed in further detail below, the Board has established the Audit Committee, composed solely of Independent Trustees, to assist the Board in performing its oversight responsibilities.

The Chairman of the Board is an Independent Trustee. The Funds do not have a lead Independent Trustee. The Chairman’s role is to approve the agenda for each Board meeting, preside at all meetings of the Board and to act, as necessary, as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the other Trustees, Guinness Atkinson™, other service providers, counsel and the independent registered public accounting firm; and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a board member of the Funds, public and private companies or other organizations. Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background, professional training, and/or other life experiences. The following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

James I. Fordwood has served as a Trustee of the Trust since its inception in 1994 and is the CFO and Managing Member of Prima Marketing LLC, which operates a network of convenience stores. Mr. Fordwood also serves as director and treasurer of several private companies (identified in the table above), including companies in the alternative energy sector. Mr. Fordwood holds a Bachelor of Arts in Engineering (with honors) from Cambridge University and holds the designation of Chartered Accountant awarded by the Institute of Chartered Accountants of Scotland. The Board has designated Mr. Fordwood as the Funds’ Audit Committee Financial Expert. Mr. Fordwood is the Chairman of the Audit Committee.

Timothy W.N. Guinness has served as a Trustee of the Trust since its inception in 1994 and is the Chairman and Chief Investment Officer of Guinness Atkinson™ Asset Management since November 2002; Chairman of Guinness Asset Management Ltd., an investment adviser in London, United Kingdom, since 2003; and Director of Guinness Capital Management Ltd. since 2010. Previously, Mr. Guinness served as Joint Chairman of Investec Asset Management Ltd. from September 1998 to March 2003. Mr. Guinness serves on the board of directors of several public and private companies operating and organized outside the United States, including companies focused on discretionary investment management services. Mr. Guinness also serves as a trustee of two non-U.S. investment companies, SR Europe Investment Trust Plc and Atlantis Japan Growth Fund Ltd. Mr. Guinness has more than 36 years of experience in investing and holds a Masters of Engineering from Cambridge University and a Masters of the Science of Management from Massachusetts Institute of Technology.

Dr. Bret A. Herscher has served as a Trustee of the Trust since its inception in 1994 and is a self-employed consultant in the medical device sector. From 2012 through 2018, he served as Chief Technology Officer at EARGO, Inc., a hearing aid company. From 2009 through 2012, he served as Vice President of Minnow Medical, a company that develops medical devices for the treatment of peripheral artery disease. Dr. Herscher holds PhD. M.A. and B.A. degrees from Cambridge University.

Susan Penry-Williams, has served as a Trustee of the Trust since February 2016. Ms. Penry-Williams is retired. Previously, she was a Partner in the law firm of Kramer Levin Naftalis & Frankel, LLP, from 1994 to 2014, where she served as the co-head of the Financial Services Group. Her practice focused on general securities law and concentrated on the regulation and corporate governance of investment companies and investment advisers, and she represented mutual funds and their directors and trustees in all aspects of transactions in a mutual fund complex, including reorganizations and mergers. Ms. Penry-Williams holds a J.D. and a B.A., magna cum laude, Phi Beta Kappa, both from Columbia University.

J. Brooks Reece, Jr., has served as a Trustee of the Trust and the Funds’ Independent Chairman since the Trust’s inception in 1994 and is an Operating Partner of Stonebridge Partners Small Cap Team since 2018. From 1984 through 2017, he served in various senior executive positions at Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites, and its affiliates. Mr. Reece served as a trustee of the Dessauer Global Equity Fund, a registered investment company, from 1997 to 2000. Mr. Reece holds a Bachelor of Science degree from the Wharton School at the University of Pennsylvania.

The Board’s leadership structure is appropriate for the characteristics and circumstances of the Trust and the Funds, including the Funds’ various investment strategies and themes, the size of the Funds, the Board’s committee structure and the Funds’ management, distribution and other service arrangements. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview. The Board’s leadership structure may be changed at any time and in the Board’s discretion, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Guinness Atkinson™ and the Funds’ other service providers are responsible for day-to-day risk management functions (depending on the nature of the risk). As part of the general oversight of the Funds, the Board oversees the management of these risks.

The Board periodically reviews the Funds’ policies and procedures designed to address the Funds' risks. Oversight of investment, compliance and operational risk is performed primarily at the Board level in conjunction with Guinness Atkinson™ and the Funds' Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the Committee level. Guinness Atkinson™ reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers' compliance policies and procedures and receives an annual report from the CCO regarding the operations of the Funds' and the service providers' compliance program. The Audit Committee reviews with the Funds’ independent public accountants and Guinness Atkinson™ the Funds' major financial risk exposures and the steps Guinness Atkinson™ has put in place to monitor and control these exposures, including risk assessments and risk management policies and guidelines. The Board oversees valuation risk and compliance with the Funds' Valuation Procedures and oversees actions by the Adviser (as valuation designee) with respect to the valuation of portfolio securities.

Board Committees

The Board has two standing committees, as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee appoints and approves the compensation of the Trust’s independent public accountants; oversees the Trust’s accounting and financial reporting policies, practices and internal controls; approves any non-audit services; and serves as the Trust’s “Qualified Legal Compliance Committee.” The Audit Committee meets at least once a year and met twice during 2022. The four Independent Trustees Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Audit Committee. Mr. Fordwood is the Chairman of the Audit Committee.

Governance and Nominating Committee. The Governance and Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Governance and Nominating Committee did not meet during 2022. The four Independent Trustees, Mr. Fordwood, Dr. Herscher, Ms. Penry-Williams, and Mr. Reece, comprise the Governance and Nominating Committee. The Governance and Nominating Committee will consider nominees recommended by the Trust’s shareholders. A shareholder should submit any nominations in writing to the Secretary of the Trust at 251 South Lake Avenue, Suite 800, Pasadena, California 91101. All nominations so received shall promptly be distributed to the members of the Committee. However, the decision to approve candidates for submissions to the board shall be made exclusively by the Committee.

Ownership in Securities of the Adviser and Distributor and Related Companies; Compensation

As reported to the Trust, none of the Independent Trustees nor their immediate family members own securities issued by the Adviser, Distributor or their related companies, as of December 31, 2022. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

The table below illustrates the compensation paid to each Trustee for service to all series in the Trust for the Trust’s most recently completed fiscal year, excluding payment for out-of-pocket expenses. There are no pension or retirement benefits accrued as part of the Funds’ expenses. Each Trustee oversees all of the Funds, including other series of the Trust not covered by this SAI.

Name of Trustee	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund	Aggregate Compensation from the Trust
Independent Trustees
Mr. Fordwood	$1,764	$1,308	$2,284	$1,455	$6,145	$1,069	$20,000
Dr. Herscher	$1,764	$1,308	$2,284	$1,455	$6,145	$1,069	$20,000
Ms. Penry-Williams	$1,764	$1,308	$2,284	$1,455	$6,145	$1,069	$20,000
Mr. Reece	$1,940	$1,438	$2,513	$1,600	$6,765	$1,176	$22,000
Interested Trustee
Mr. Guinness	$0	$0	$0	$0	$0	$0	$0

The Trustees and officers of the Trust, as a group, owned of record less than 1% of the outstanding shares of the Funds.

Trustee Ownership in the Funds

As of December 31, 2022, certain of the Trustees owned shares of certain Funds in the following dollar ranges, as indicated below:

Independent Trustee	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mr. Fordwood	—	—	—	—	—	—	—
Dr. Herscher	—	—	—	—	C	—	C
Ms.Penry-Williams	—	—	—	—	D	—	D
Mr. Reece	—	—	—	—	C	—	C
Interested Trustee
Mr. Guinness	—	—	—	—	—	D	D

Amount Invested Key

—	None

A.	$1-$10,000

B.	$10,001-$50,000

C.	$50,001-$100,000

D.	over $100,000

Control Persons and Principal Security Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control.

As of April 11, 2023, the following shareholders were considered to be the principal shareholders of the Alternative Energy, Asia Focus, China & Hong Kong, Global Energy, Global Innovators and Renminbi Yuan & Bond Funds. To the best knowledge of the Trust, except as otherwise indicated, all of these shareholders are shareholders of record only and, therefore, are not control persons of those Funds.

Alternative Energy Fund

Name and Address	Percentage of Ownership
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	43.38%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1901	16.12%

Name and Address	Percentage of Ownership
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	15.23%
Pershing LLC Jersey City, NJ 07399-0001	5.29%

Asia Focus Fund

Name and Address	Percentage of Ownership
Charles Schwab & Co. Inc. Special Custody FEBO Customers San Francisco, CA 94105-1901	18.62%
E-Trade Securities, LLC Jersey City, NJ 07311	11.42%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995	9.69%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	7.15%

China & Hong Kong Fund

Name and Address	Percentage of Ownership
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA94105-1901	19.97%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995	11.22%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	6.40%

Global Energy Fund

Name and Address	Percentage of Ownership
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1901 Jurisdiction - California	28.23%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	26.62%

Name and Address	Percentage of Ownership
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	11.05%

Global Innovators Fund – Investor Class

Name and Address	Percentage of Ownership
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	32.66%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1905	17.69%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	8.92%

Global Innovators Fund – Institutional Class

Name and Address	Percentage of Ownership
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	32.66%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1901	17.69%
Merrill Lynch Pierce Fenner & Smith FEBO Jacksonville, FL 32246-6484	11.60%
TD Ameritrade Inc. FEBO Omaha, NE 68103-2226	8.92%

Renminbi Yuan & Bond Fund

Name and Address	Percentage of Ownership
Guinness Asset Management LTD London SW1P 3HZ United Kingdom	68.93%
National Financial Services, LLC FEBO Jersey City, NJ 07310-1995 Jurisdiction - New Jersey	28.20%

Name and Address	Percentage of Ownership
Guinness Atkinson Asset Management Inc. Pasadena, CA 91101-3052	9.57%
Charles Schwab & Co. Inc. Special Custody FEBO San Francisco, CA 94105-1901	6.13%

THE INVESTMENT ADVISER AND THE ADVISORY AGREEMENT

Guinness Atkinson™ Asset Management, Inc. furnishes investment advisory services to the Funds. Under the Investment Advisory Agreement (the “Agreement”), for each Fund, the Adviser directs the investments of the Funds in accordance with the investment objectives, policies, and limitations provided in the prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Funds may impose by notice in writing to the Adviser. The Adviser also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds; pays the salaries and fees of all officers of the Trust other than those whose salaries and fees are paid by the Administrator or the Distributor; and pays the salaries and fees of all Trustees who are “interested persons” of the Trust or of Guinness Atkinson™ and of all personnel of the Trust or of Guinness Atkinson™ performing services relating to research, statistical and investment activities. Guinness Atkinson™ is authorized, in its discretion and without prior consultation with the Funds, to buy, sell, lend and otherwise trade, consistent with the Funds’ then-current investment objectives, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Funds. The investment policies and all other actions of the Funds are at all times subject to the control and direction of the Board.

Guinness Atkinson™ performs (or arranges for the performance of) the following management and administrative services necessary for the operation of the Trust: (i) with respect to the Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Funds as investment vehicles; and (iii) providing administrative services other than those provided by the Administrator.

Guinness Atkinson™ also furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as Guinness Atkinson™ may deem to be desirable. Guinness Atkinson™ makes recommendations to the Board with respect to the Trust’s policies, and carries out such policies as are adopted by the Board. Guinness Atkinson™, subject to review by the Board, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Agreement.

All other costs and expenses not expressly assumed by Guinness Atkinson™ under the Agreement or by the Administrator under the administration agreement between it and the Trust, on behalf of the Funds, shall be paid by the Funds from the assets of the Funds, including, but not limited to, fees paid to Guinness Atkinson™ and the Administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Independent Trustees, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Funds, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Funds, all other expenses incidental to holding meetings of the Funds’ shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Funds, industry membership fees allocable to the Funds, and such extraordinary expenses as may arise, including litigation affecting the Funds and the legal obligations that the Funds may have to indemnify the officers and Trustees with respect thereto.

Expenses that are attributable to the Funds are charged against the income of the Funds in determining net income for dividend purposes. Guinness Atkinson™, from time to time may voluntarily waive or defer all or a portion of its fees payable under the Agreement. Pursuant to an expense limitation agreement between the Adviser and certain of the Funds, the Adviser has contractually agreed to waive its fees and/or pay or absorb Fund expenses (excluding certain types of expenses) in order to limit a Fund’s total annual operating expenses at certain pre-determined levels as set forth in each Fund’s Prospectus. To the extent that the Adviser absorbs expenses for a Fund to satisfy such a cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

The Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board and the affirmative vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such party by votes cast in person at a meeting called for such purpose. The Board or Guinness Atkinson™ may terminate the Agreement on 60 days’ written notice without penalty. The Agreement terminates automatically in the event of its “assignment,” as defined in the 1940 Act.

Guinness Atkinson™ reserves to itself and any successor to its business the right to withdraw the right to use the name “Guinness Atkinson™” from a Fund if Guinness Atkinson™ no longer advises the Fund. Guinness Atkinson™ also reserves the right to grant the nonexclusive right to use the name “Guinness Atkinson™” or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event the Agreement is terminated, each Fund will immediately delete “Guinness Atkinson™” from its name and may not use the name “Guinness Atkinson™” in any manner thereafter.

As compensation for all services rendered under the Agreement, Guinness Atkinson™ is entitled to receive annual fees from the Funds, payable monthly, at the following rates:

Fund	Advisory Fee Rate (as a percentage of the Fund’s average daily net assets)
Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the first $500 million of assets; 0.60% on assets in excess of $500 million.
Renminbi Yuan & Bond Fund	0.55%

Advisory fees and expense reimbursements/recoupments for the past three fiscal years were as follows:

Fiscal year ended December 31, 2022:	Gross Advisory Fee	Expenses (Reimbursed)/Recouped	Net Advisory Fees Paid
Alternative Energy Fund	$266,699	$20,634	$287,333
Asia Focus Fund	$126,838	($47,853)	$78,985
China & Hong Kong Fund	$441,276	-	$441,276
Global Energy Fund	$125,667	($74,959)	$50,708
Global Innovators Fund	$1,227,102	($78,183)	$1,148,919
Renminbi Yuan & Bond Fund	$27,490	($89,841)	-

Fiscal year ended December 31, 2021:	Gross Advisory Fee	Expenses (Reimbursed)/Recouped	Net Advisory Fees Paid
Alternative Energy Fund	$356,624	$90,199	$446,823
Asia Focus Fund	$186,865	$17,077	$203,942
China & Hong Kong Fund	$656,853	-	$656,853
Global Energy Fund	$87,475	($62,548)	$24,927
Global Innovators Fund	$1,638,696	$113,435	$1,752,131
Renminbi Yuan & Bond Fund	$25,912	($65,641)	-

Fiscal year ended December 31, 2020:	Gross Advisory Fee	Expenses (Reimbursed)/Recouped	Net Advisory Fees Paid
Alternative Energy Fund	$116,141	($56,176)	$59,965
Asia Focus Fund	$160,412	($37,318)	$123,094
China & Hong Kong Fund	$600,089	-	$600,089
Global Energy Fund	$73,956	($73,956)	-
Global Innovators Fund	$1,326,788	($36,040)	$1,290,748
Renminbi Yuan & Bond Fund	$12,384	($98,235)	-

The Agreement with respect to all Funds, was last approved by the Board on May 14, 2020. A discussion regarding the basis for the Board’s approval of the Agreement with respect to all Funds is available in the semi-annual shareholder report for the period ending June 30, 2022.

PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

The following table shows information regarding other accounts managed by each Portfolio Manager as of December 31, 2022:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Timothy W.N. Guinness	0	$0	2	$473	0	$0
Edmund Harriss	0	$0	6	$241	0	$0
Matthew Page, CFA	0	$0	6	$4,778	0	$0
Jonathan Waghorn	0	$0	8	$1,751	0	$0
Ian Mortimer, CFA	0	$0	6	$4,778	0	$0
Will Riley	0	$0	9	$1,763	0	$0
Mark Hammonds	0	$0	5	$232	0	$0
Sharukh Malik	0	$0	2	$10	0	$0

Portfolio Managers	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
		(in millions)		(in millions)		(in millions)
Timothy W.N. Guinness	0	$0	0	$0	0	$0
Edmund Harriss	0	$0	0	$0	0	$0
Matthew Page, CFA	0	$0	0	$0	0	$0
Jonathan Waghorn	0	$0	0	$0	0	$0
Ian Mortimer, CFA	0	$0	0	$0	0	$0
Will Riley	0	$0	0	$0	0	$0
Mark Hammonds	0	$0	0	$0	0	$0
Sharukh Malik	0	$0	0	$0	0	$0

Fund Ownership

Each portfolio manager is a U.K. resident; thus, ownership of investment company shares registered and offered in the U.S. is disadvantageous from a tax perspective.

As of December 31, 2022, the portfolio managers beneficially owned shares of the Funds as follows:

Dollar Range of Shares Beneficially Owned as of December 31, 2022

Portfolio Manager	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Timothy W.N. Guinness	—	—	—	—	—	—
Edmund Harriss	—	—	—	—	—	—

Portfolio Manager	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Matthew Page, CFA	—	—	—	—	—	—
Jonathan Waghorn	—	—	—	—	—	—
Ian Mortimer, CFA	—	—	—	—	—	—
Will Riley	—	—	—	—	—	—
Mark Hammonds	—	—	—	—	—	—
Sharukh Malik	—	—	—	—	—	—

Conflicts of Interest

Periodically, other accounts managed by the portfolio managers will hold the same securities as those held by the Funds. When these other accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Atkinson™ to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

Compensation of Portfolio Managers

Mr. Guinness is a director and an employee of the Adviser and the Chief Executive Officer of Guinness Asset Management Limited (“GAM”), an affiliate of the Adviser. He is remunerated by the GAM with an annual fixed salary and with a variable bonus that is discretionary. Dr. Ian Mortimer and Mr. Page are employed by GAM and are remunerated with a fixed annual salary and a variable bonus that is based in part upon the value of the assets under management to which they provide investment advice. Messrs. Hammonds, Harriss, Riley, Malik and Waghorn are employed by GAM and are remunerated with an annual fixed salary and with a variable bonus that is discretionary.

THE ADMINISTRATOR

Mutual Fund Administration, LLC (“MFAC”) serves as the Administrator to the Funds under an Administration Agreement. As compensation for their services, the Funds pay the Administrators an administration fee payable monthly based on the Funds’ average daily net assets.

Administration fees paid by the Funds for the last three fiscal years were as follows:

	2022	2021	2020
Alternative Energy Fund	$15,292	$15,775	$6,612
Asia Focus Fund	5,696	8,738	9,145
China & Hong Kong Fund	23,559	28,730	34,705
Global Energy Fund	8,362	4,575	5,629
Global Innovators Fund	92,117	71,343	73,502
Renminbi Yuan & Bond Fund	2,436	1,954	1,283

DISTRIBUTION AGREEMENT, DISTRIBUTION PLAN
AND SHAREHOLDER SERVICING PLAN

The Trust has entered into a Distribution Agreement with respect to the Funds with Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group), located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Funds’ shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Funds for sale to the public.

The Funds have adopted a Rule 12b-1 Distribution Plan. Currently, no payments are authorized under the Plan.

The Funds will not make separate payments as a result of the Distribution Plan to the Adviser and the Distributor or any other party, it being recognized that the Funds presently pay, and will continue to pay, an investment advisory fee to the Adviser. To the extent that any payments made by the Funds to the Adviser, including payment of fees under the relevant Agreements, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Funds within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

The Plan was approved by the Board, including all of the “Qualified Trustees” (the Independent Trustees who have no direct or indirect financial interest in the Plan or any related agreement). In approving the Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board (including the Qualified Trustees) considered various factors and determined that there was a reasonable likelihood that the Plan would benefit the Funds and their shareholders. The Plan may not be amended to increase materially the amount to be spent by the Funds under the Plan without shareholder approval, and all material amendments to the provisions of the Plan must be approved by a majority vote of the Board and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the continuance of the Plan, Guinness Atkinson™ will report in writing to the Board quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Plan. The selection and nomination of the Independent Trustees is committed to the discretion of the Qualified Trustees. The Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Funds’ outstanding voting shares or by the Board and (b) by the vote of a majority of the Qualified Trustees. Currently, no payments are authorized under the Plan.

The Adviser, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares. Such compensation may be paid to intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications, and inclusion on a sales list or electronic sales platform). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an intermediary may be significant to the Intermediary, and amounts that intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. Financial incentives may cause an intermediary to recommend the Fund(s) over other investments. The same conflict of interest may exist with respect to financial advisers, brokers or investment professionals if he or she receives similar payments from his or her intermediary firm.

Accounts serviced by financial intermediaries who provide services to Fund shareholders through various no-transaction-fee programs generally charge account servicing fees of around 0.35%, although Schwab’s OneSource program charges 0.40%. These invoices are to be sent to the Funds in accordance with the shareholder servicing plan described below. Each Fund will pay up to 0.25% of these charges through the shareholder servicing plan. Additional costs, which can be substantial, will be borne by the Adviser (or its affiliates) from its own resources and are not expenses of the Funds.

Services provided by financial intermediaries with respect to Institutional Shares for the Global Innovators Fund may differ from services provided with respect to the Investor Shares.

Shareholder Servicing Plan

Payments made under the Shareholder Servicing Plan to shareholder servicing agents are for administrative support services to customers who may from time to time beneficially own shares. These services may include: (1) aggregating and processing purchase and redemption requests for shares from customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (2) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (3) processing dividend and distribution payments on behalf of customers; (4) providing information periodically to customers showing their positions in shares; (5) arranging for bank wires; (6) responding to customer inquiries; (7) providing sub-accounting with respect to shares beneficially owned by customers or providing the information to the Funds as necessary for sub-accounting; (8) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (9) forwarding to customers proxy statements and proxies containing any proposals that require a shareholder vote; and (10) providing such other similar services as the Trust may reasonably request to the extent the shareholder servicing agent is permitted to do so under applicable statutes, rules or regulations.

In addition to the payments described above, the Adviser or its affiliates, from its own resources, may make substantial payments to various financial intermediaries who are not broker-dealers in connection with the sale or servicing of Fund shares sold or held through those intermediaries.

Shareholder servicing and distribution fees and expenses are allocated to specific classes of the Funds. Generally, payments are not made under the Shareholder Servicing Plan with respect to Institutional Shares of the Global Innovators Fund.

Shareholder servicing fees paid by the Funds for the last three fiscal years were as follows:

	2022	2021	2020
Alternative Energy Fund	$53,139	$77,712	$21,531
Asia Focus Fund	15,221	22,418	21,528
China & Hong Kong Fund	48,128	70,671	74,311
Global Energy Fund	30,559	21,542	22,250
Global Innovators Fund	238,490	307,152	249,558
Renminbi Yuan & Bond Fund	1,999	2,521	1,366

ADDITIONAL MARKETING AND SUPPORT PAYMENTS

The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Funds. These payments are over and above other fees described in the Funds’ prospectus and this statement of additional information, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on a sales list, including an electronic sales platform. Providing additional marketing and support payments, and variable compensation paid by financial intermediaries to their salespersons for sales of fund shares, could create an incentive for a financial intermediary salesperson to highlight, feature or recommend one fund over another based on the compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a financial intermediary salesperson could have an incentive to recommend that sponsor’s mutual fund over other mutual funds. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

The Adviser, out of its own resources, may also make payments to financial intermediaries that permit the Adviser to sponsor or participate in or present at meetings, conferences, seminars or other training events. This could include travel, lodging or entertainment expenses. Additional compensation could also include ancillary or one-time charges to assist a financial intermediary in selling fund shares, such as set up or programming fees. Additional compensation may be calculated in basis points based on average net Fund assets attributable to the financial intermediary or sales of the Funds by the financial intermediary. Additional compensation may also be fixed dollar amounts. Amounts paid may vary by intermediary.

DESCRIPTION OF THE FUNDS

Shareholder and Trustees Liability. Each Fund is a series of the Trust, which is a Delaware statutory trust.

The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to the Trust or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of the Trust; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to the Trust or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust. The Trust may advance money for expenses, provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) the Trust is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Trust’s Independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.

Voting Rights. Shares of each Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Normally, the Trust will not hold annual meetings. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding Shares of the Trust, the Trust will call a meeting of Fund’s shareholders for the purpose of voting upon the question of removal of a trustee and the Trust will assist in communications with other Trust shareholders.

SHAREHOLDER REPORTS

Shareholders will receive reports semi-annually showing the investments of the Funds and other information. In addition, shareholders will receive annual financial statements audited by the Funds’ independent accountants.

FINANCIAL STATEMENTS

The financial statements of the Funds as of and for the year ended December 31, 2022, are incorporated by reference to such Funds’ 2022 Annual Report filed with the SEC on March 10, 2023. Such report is incorporated herein by reference in reliance upon such report of Tait, Weller & Baker, LLP, an independent registered public accounting firm, and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited semi-annual financial statements at no additional charge when requesting a copy of the SAI.

PROXY VOTING GUIDELINES

The Trust has delegated to Guinness Atkinson™ the voting of proxies related to the Funds’ portfolio securities. Guinness Atkinson has engaged Glass Lewis to provide proxy voting services for clients over which Guinness Atkinson exercises proxy voting authority. Guinness Atkinson has adopted standard proxy voting guidelines, which are applied by Glass Lewis to Guinness Atkinson proxy votes, absent instruction from Guinness Atkinson to the contrary. Guinness Atkinson™ has adopted guidelines designed to reflect its fiduciary duty to vote proxies in favor of shareholder interests. If proxy statements are received with respect to a Fund’s investments, these following policies will apply. In determining its vote, Guinness Atkinson™ will not subordinate the economic interest of a Fund to any other entity or interested party. Each portfolio manager votes proxies for the Funds they serve and all proxies are voted on a case by case basis; votes may vary with respect to the same issuer. With respect to voting proxies for the Funds, Guinness Atkinson™ will use the following guidelines for each of the following four categories of issues:

Routine Proposals. Routine proposals are those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Traditionally, these issues include:

●	Approval of auditors

●	Election of directors

●	Indemnification provisions for directors

●	Liability limitations of directors

●	Name changes

Non-Routine Proposals. Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. Guinness Atkinson™ will review each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the financial interest of the Fund. Non-routine matters include:

●	Mergers and acquisitions

●	Restructuring

●	Re-incorporation

●	Changes in capitalization

●	Increase in number of directors

●	Increase in preferred stock

●	Increase in common stock

●	Stock option plans

Corporate Governance Proposals. Guinness Atkinson™ will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

●	Poison pills

●	Golden parachutes

●	Greenmail

●	Supermajority voting

●	Dual class voting

●	Classified boards

Shareholder Proposals. Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. Guinness Atkinson™ will review each issue on a case-by-case basis in order to determine the position that best represents the financial interests of the Fund. Shareholder matters include:

●	Annual election of directors

●	Anti-poison pill

●	Anti-greenmail

●	Confidential voting

●	Cumulative voting

Proxy voting will be determined by Guinness Atkinson™. Issues not covered by these guidelines will be discussed with the Board. If Guinness AtkinsonTM determines that the cost of effectuating a proxy vote exceeds the value of the proxy vote on the client’s account, as determined by the portfolio manager, the proxy may not be voted. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request, by calling toll-free (800) 915-6566 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge upon request, by calling (800) 915-6566.

Proxies voted on behalf of other clients of Guinness Atkinson™ may be voted differently, based on client interests.

GENERAL INFORMATION

Independent Contractors. Guinness Atkinson™ may enter into agreements with independent contractors to provide shareholder services for a fee. Shareholder services include account maintenance and processing, direct shareholder communications, calculating NAV, dividend posting and other administrative functions.

Administrator. Mutual Fund Administration, LLC, located at 2220 East Route 66, Suite 226, Glendora, CA 91740, serves as the Funds’ administrator.

Transfer Agent. U.S. Bank Global Fund Services located at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the transfer agent for the Funds. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the custodian for the Funds. The custodian holds the securities, cash and other assets of the Funds.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Funds. The fund accounting agent calculates the Funds’ daily NAV.

Legal Counsel. Seward & Kissel, LLP, with a main office at One Battery Park Plaza, New York, NY 10004, serves as legal counsel for the Trust.

Independent Registered Public Accounting Firm. Tait, Weller & Baker, LLP, located at Two Liberty Place, 50 S 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, audits the financial statements and financial highlights of the Funds and provides reports to the Board.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”), as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owner, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

APPENDIX A

Description of Moody’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*Aaa: Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

*Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

*A: Bond that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

*Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Moody’s Commercial Paper Ratings:

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated Prime1 or P1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime1 or P1 repayment capacity will normally be evidenced by the following characteristics:

●	Leading market positions in well-established industries.

●	High rates of return on funds employed.

●	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime2 or P2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Bond Ratings:

Investment grade debt securities are those rating categories indicated by an asterisk (*).

*AAA: Debt rated AAA have the highest rating assigned by S&P to a debt obligation. capacity to pay interest and repay principal is extremely strong.

*AA: Debt rated AA have a very strong capacity to pay interest; and repay principal and differ from the higher-rated issues only in small degree.

*A: Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

*BBB: Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal; whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P does not rate a particular type of obligation as a matter of policy.

Description of S&P’s Commercial Paper Ratings:

S&P’s commercial paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

SK 37738 0001 9479115 v3